CASH COLLATERAL AND DISBURSEMENT AGREEMENT



                                      among



                       IBJ WHITEHALL BANK & TRUST COMPANY,

                           as the Disbursement Agent,



                       IBJ WHITEHALL BANK & TRUST COMPANY,

                                 as the Trustee,



                            CRSS CONSTRUCTORS, INC.,

                   as the Independent Construction Consultant,



                                       and



                            RIVIERA BLACK HAWK, INC.,

                            as the Company and Issuer



                            Dated as of June 3, 1999






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                                TABLE OF CONTENTS



                                                                                                               Page

1. Definitions....................................................................................................2
         1.1 Defined Terms........................................................................................2
         1.2 Additional Defined Terms.............................................................................9
         1.3 Rules of Interpretation.............................................................................10

2. Establishment of Accounts.....................................................................................10
         2.1 Appointment of Disbursement Agent...................................................................10
         2.2 Establishment of Accounts...........................................................................10
         2.3 Pledge Agreement....................................................................................11
         2.4 Investment of Funds in Accounts.....................................................................11
         2.5 Agency..............................................................................................11
         2.6 Waiver of Setoff Rights.............................................................................12

3. Disbursements from Accounts...................................................................................12
         3.1 Conditions to Disbursement..........................................................................12
         3.2 Method of Disbursement..............................................................................12
         3.3 Disbursement of Compensation........................................................................12
         3.4 Transfer of Funds to the Trustee....................................................................13

4. Agreements of the Company, the Independent Construction Consultant, the Disbursement Agent and the Trustee....13
         4.1 Disbursement Requests and Disbursements.............................................................13
         4.2 Periodic Review of Riviera Black Hawk...............................................................14
         4.3 Insufficient Available Funds........................................................................15

5. Interest Reserve..............................................................................................15
         5.1 Interest Disbursements..............................................................................15
         5.2 Interest Reserve Account Amounts....................................................................16

6. Completion Reserve............................................................................................16
         6.1 Conditions Precedent to Completion Reserve Disbursements............................................16
         6.2 Disbursement to the Interest Reserve Account........................................................16

7. Construction Disbursement Account.............................................................................16
         7.1 Conditions to Initial Disbursements.................................................................16
         7.2 Conditions to Subsequent Disbursements..............................................................16
         7.3 Advance Disbursements...............................................................................17
         7.4 Disbursements After Event of Default................................................................17
         7.5 Final Disbursement of Funds Following Operating Date................................................18

8. Amendments to Construction Disbursement Budget; Entering into Amendments to Contracts; Amendments to Project Cost
         Schedule and Cost Overruns..............................................................................20
         8.1 Construction Disbursement Budget Amendment Process..................................................20
         8.2 Contract Amendment Process..........................................................................20

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         8.3 Contracts Entered into after the Issuance Date......................................................21
         8.4 Project Cost Schedule and Cost Overruns.............................................................21

9. Events of Default.............................................................................................22
         9.1 Indenture...........................................................................................22
         9.2 Failure to Approve Disbursement Request.............................................................22
         9.3 Exception to Prior Disbursement.....................................................................22
         9.4 Insufficent Funds...................................................................................22
         9.5 Performance of Certain Obligations..................................................................22
         9.6 Failure to Deliver Collaterral Documents............................................................22
         9.7 Abandonment of Project..............................................................................22
         9.8 Termination or Invalidity of Construction Documents.................................................23
         9.9 Schedule of Operations..............................................................................23

10. Disbursed Funds Account......................................................................................23
         10.1 Rights of the Company to Disbursed Funds Account...................................................23
         10.2 Right to Substitute Disbursed Funds Account........................................................23

11. Limitation of Liability......................................................................................24
         11.1 Disbursement Agent's Limitation of Liability.......................................................24
         11.2 Independent Construction Consultant's Limitation of Liability......................................24

12. Indemnity and Insurance......................................................................................25
         12.1 Indemnity..........................................................................................25
         12.2 Insurance..........................................................................................25

13. Termination..................................................................................................25

14. Substitution or Resignation..................................................................................26

15. Account Statement............................................................................................26

16. Notice.......................................................................................................27

17. Miscellaneous................................................................................................27
         17.1 Waiver.............................................................................................27
         17.2 Invalidity.........................................................................................27
         17.3 No Authority.......................................................................................27
         17.4 Assignment.........................................................................................27
         17.5 Benefit............................................................................................27
         17.6 Time...............................................................................................27
         17.7 Choice of Law......................................................................................27
         17.8 Entire Agreement; Amendments.......................................................................27
         17.9 Notices............................................................................................28
         17.10 Counterparts......................................................................................28
         17.11 Captions..........................................................................................28
         17.12 Arbitration.......................................................................................29


EXHIBITS

Exhibit A         Form of Initial Disbursements Certificate
Exhibit B-1       Form of Company's Closing Certificate
Exhibit B-2       Form of Independent Construction Consultant's Closing
                          Certification
Exhibit B-3       Form of Disbursement Agent's Closing Certification
Exhibit B-4       Form of Trustee's Closing Certification
Exhibit C         Form of Interest Disbursement Request
Exhibit D-1       Form of Completion Reserve Disbursement Request and
                           Certificate
Exhibit D-2       Form of Post-Final CDA Disbursement Completion Reserve
                          Disbursement Request and Certificate
Exhibit E-1       Form of Construction Disbursement Request and Certificate
Exhibit E-2       Form of Advance Disbursement Request and Certificate
Exhibit F         Form of Construction Disbursement Budget Amendment Certificate
Exhibit G-1       Form of Contract Amendment Certificate
Exhibit G-2       Form of Additional Contract Certificate
Exhibit H         Form of Consent to Collateral Assignment of Contract
Exhibit I         Form of Pro Forma Title Policy

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT



     THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "Agreement") is dated as of June 3, 1999, by and among IBJ WHITEHALL BANK & TRUST COMPANY, a New York banking association, having an office at One State Street, New York, New York 10004, as trustee (together with its successors and assigns, the "Trustee") under the Indenture (as defined below), IBJ WHITEHALL BANK & TRUST COMPANY, a New York banking association, as disbursement agent (together with its successors and assigns, the "Disbursement Agent"), CRSS CONSTRUCTORS, INC., a Delaware corporation, as independent construction consultant under the Indenture (together with its successors and assigns, the "Independent Construction Consultant"), and RIVIERA BLACK HAWK, INC., a Colorado corporation (the "Company" or the "Issuer").

                                    RECITALS


     A. Notes. The Issuer has issued Forty-Five Million Dollars ($45,000,000) in aggregate principal amount of its 13% First Mortgage Notes due 2005 With Contingent Interest (the "Original Notes" and, together with any new notes issued in exchange therefor, the "Notes") concurrently herewith. The Notes have been issued pursuant to the provisions of an Indenture (as amended, supplemented or otherwise modified from time to time, the "Indenture") dated the date hereof, between the Issuer and the Trustee, on behalf of itself and the holders of the Notes. Proceeds from the issuance of Notes in the amount of Thirty One Million Nine Hundred Thousand Dollars ($31,900,000) (the "Construction Proceeds") will be deposited contemporaneously with the execution of this Agreement into Account No. 630000038.1 ("Riviera Black Hawk, Inc. Construction Disbursement Account") held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is sometimes referred to herein as the "Construction Disbursement Account"), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement. Proceeds from the issuance of Notes in the amount of Five Million One Hundred Thousand Dollars ($5,100,000) (the "Interest Reserve Proceeds"), will be deposited contemporaneously with the execution of this Agreement into Account No. 630000038.2 ("Riviera Black Hawk, Inc. Interest Reserve Account"), held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is sometimes referred to herein as the "Interest Reserve Account"), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement. Proceeds from the issuance of Notes in the amount of Five Million Dollars ($5,000,000.00) (the "Completion Reserve Proceeds," which, together with the Construction Proceeds and the Interest
Reserve Proceeds, shall be referred to herein as the "Proceeds"), will be deposited contemporaneously with the execution of this Agreement into Account No. 630000038.3 ("Riviera Black Hawk, Inc. Completion Reserve Account"), held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is sometimes referred to herein as the "Completion Reserve Account"), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement.

         B. Collateral and Collateral Assignment. As security for its obligations under the Notes and the Indenture, the Issuer has granted security interests to the Trustee, on behalf of itself and the holders of Notes, in certain assets and has collaterally assigned certain contracts to the Trustee. As further security for its obligations under the Notes and the Indenture, the Issuer also has granted, and hereby grants, a security interest to the Trustee, on behalf of itself and the holders of the Notes, in all of the Issuer's right,

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


title and interest in the Construction Disbursement Account, the Completion Reserve Account, the Interest Reserve Account, the Disbursed Funds Account (as defined herein) and any Proceeds or other amounts held in any such accounts.

     C. Purpose. The parties intend that portions of the Proceeds and the other amounts deposited from time to time in the Construction Disbursement Account (including without limitation pursuant to the Completion Capital Commitment, as defined herein) be used to develop, design, construct, equip and operate the Riviera Black Hawk (as defined herein) and provide for working capital and operating funds for the Company, all in accordance with the Indenture. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed in order to permit the Company to develop, design, construct, equip and operate the Riviera Black Hawk (as defined herein), and to permit the Company to conduct its operations.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions

         1.1 Defined Terms. In this Agreement, the terms defined in this Section 1 shall have the meanings herein specified, such definitions to be equally applicable to both the singular and plural forms of any of the terms defined:

             "Account Agreement" means that certain Account Agreement dated as of even date herewith by and among the Trustee, the Company, and IBJ Whitehall Bank & Trust Company, as securities intermediary.

             "Accounts" means the Interest Reserve Account, the Completion Reserve Account and the Construction Disbursement Account.

             "Additional Contract Certificate" means an Additional Contract Certificate in the form of Exhibit G-2 attached hereto.

             "Additional Revenue" means revenue (including, without limitation, investment income (loss), less any losses or costs associated therewith, earned on amounts in the Construction Disbursement Account and the Completion Reserve Account) generated by the Company (other than from disposition of its assets), but only to the extent that such revenue is held by the Company, free and clear of any claims of any other parties whatsoever, other than claims of the Trustee and holders of the Notes; provided, however, that as of any date of measurement, Additional Revenue also shall include investment income (loss), less any losses or costs associated therewith, which the Company reasonably determines (with the reasonable concurrence of the Disbursement Agent (acting in its sole discretion exercised in good faith)) will be earned on funds in the Construction Disbursement Account and the Completion Reserve Account through the anticipated date that the Riviera Black Hawk becomes Operating, taking into account the current and future anticipated rates of return on Government Securities in the Construction Disbursement Account and the Completion Reserve Account and the anticipated times and amounts of draws therefrom for the payment of Construction Expenses or in connection with permitted amendments to the Construction Disbursement Budget (as applicable).

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

             "Advance Disbursements" means a disbursement from the Construction Disbursement Account to the Company in accordance with the Construction Disbursement Budget, notwithstanding the fact that not all certifications and lien releases have been obtained nor other disbursement conditions have been satisfied; provided that the aggregate amount of Advance Disbursements outstanding at any time shall not exceed an amount greater than One Million Five Hundred Thousand Dollars ($1,500,000).

             "Affiliate" has the meaning given in the Indenture.

             "Architect" means Melick Associates, Inc., and its successors identified by notice from the Company to the Disbursement Agent.

             "Architect Agreement" means the Standard Form of Agreement Between Owner and Architect for the design of the Riviera Black Hawk executed by the Architect and the Company dated July 29, 1998 (as amended, modified or supplemented from time to time).

             "Available Funds" means, at any given time, (a) the Proceeds deposited in the Construction Disbursement Account and the Completion Reserve Account, together with all amounts previously deposited in the Construction Disbursement Account pursuant to the Completion Capital Commitment, less disbursements theretofore made from the Construction Disbursement Account, (b) so long as there is no Default or Event of Default, Additional Revenue, and (c) actual or anticipated FF&E Financing to the extent permitted under the Indenture.

             "Business Day" means any day other than Saturday, Sunday or any day on which banking institutions in New York, New York, are authorized or required by law or other government action to close.

             "Collateral" has the meaning given in the Indenture.

             "Collateral Documents" has the meaning given in the Indenture.

             "Company's Closing Certificate" means an Officers' Certificate in the form attached hereto as Exhibit B-1.

             "Completion Capital Commitment" has the meaning given in the Indenture.

             "Construction Contract" means the Standard Form of Agreement Between Owner and Contractor for the construction of the Riviera Black Hawk executed by the General Contractor and the Company, dated December 29, 1997 (as amended, modified or supplemented from time to time).

             "Construction Disbursement Budget" means the Initial Construction Disbursement Budget, as the same may be amended from time to time pursuant to this Agreement.

             "Construction Disbursement Budget Amendment Certificate" means a Construction Disbursement Budget Amendment Certificate in the form of Exhibit F attached hereto.

             "Construction Documents" means the Construction Contract, the Architect Agreement, and any other Contract entered into on, prior to or after the Issuance Date (other than the Financing

         Agreements), as the same may be amended from time to time as permitted thereunder and in accordance with this Agreement.

             "Construction Expenses" means expenses incurred in connection with the design, development, engineering, construction, installation, equipping, commencement of operations and operating of the Riviera Black Hawk in accordance with the Construction Disbursement Budget, excluding, however (a) any such expenses paid on or prior to the Issue Date, (b) any Debt Financing Costs and (c) any Issuance Fees and Expenses.

             "Construction Schedules" mean, collectively, schedules describing the sequencing of the components of work to be undertaken in connection with the Riviera Black Hawk, which schedules (as the same may be amended to the extent permitted herein) demonstrate that the Riviera Black Hawk will be Operating prior to the Operating Deadline.

             "Contract" means a contract pertaining to the design, development, engineering, installation or construction of the Riviera Black Hawk to which the Company is a party, including, without limitation, any contract, license and performance and payment bond or guarantee, if any.

             "Contractor" means a party to a Contract other than the Company.

             "Debt Financing Costs" means all principal, interest, premium fees and other amounts payable or accrued from time to time under the Notes.

             "Deed of Trust" means the Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment of Rents, Leases and Leasehold Interests and Assignment of Leases and Rents dated as of even date herewith made by the Issuer in favor of the Trustee, on behalf of itself and the holders of the Notes.

             "Default" means any event, omission or failure of a condition that is, or with the passage of time or the giving of notice or both could be, an Event of Default herein.

             "Dewatering   Well  Easement"  means  that  certain   Non-Exclusive
         Dewatering Well Easement Agreement dated as of May 1, 1999, between the City of Black Hawk and the Company.

             "Disbursed Funds Account" means Account No. 630000038.4 ("Riviera Black Hawk, Inc. Disbursed Funds Account"), held at IBJ Whitehall Bank & Trust Company in the name of the Company, or any substitute account selected in accordance with this Agreement, which account shall be funded from disbursements from the Construction Disbursement Account pursuant to this Agreement and shall be pledged as collateral to the Trustee, for the benefit of itself and the holders of the Notes, and from which the Company shall have general check writing authority.

             "Disbursement Request" means any Initial Disbursement Request, Construction Disbursement Request, Completion Reserve Disbursement Request, Interest Disbursement Request, Advance Disbursement Request and any other request for disbursement from the Accounts made pursuant to this Agreement.

             "Drainage Line Easement" means that certain Drainage Line Easement dated as of December 29, 1997, made by the Company in favor of the City of Black Hawk.

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

             "FF&E Financing" has the meaning given in the Indenture.

             "Final Plans" means Plans which (i) have received final approval from all Governmental Instrumentalities required to approve such Plans prior to completion of the work or improvements and (ii) contain sufficient specificity to permit the completion of the Riviera Black Hawk.

             "Financing Agreements" means, collectively, this Agreement, the Indenture, the Collateral Documents, the Notes, the Completion Capital Commitment, the Keep-Well Agreement and any other loan or security agreement entered into on, prior to or after the Issue Date with or for the benefit of the Trustee to finance the Riviera Black Hawk, as each of the same may be amended from time to time as permitted thereunder and in accordance with the terms and conditions of this Agreement.

             "Gaming Authorities" has the meaning given in the Indenture.

             "Gaming Licenses" has the meaning given in the Indenture.

             "General Contractor" means The Weitz Company, Inc., and its successors identified by notice from the Company to the Disbursement Agent.

             "Government Securities" has the meaning given in the Indenture.

             "Governmental Instrumentality" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including any Gaming Authority, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

             "Hard Costs" means the costs and expenses in respect of supplying goods, materials and labor for the construction of improvements relating to the Riviera Black Hawk or other amounts payable pursuant to the Construction Contract.

             "Independent Construction Consultant" means CRSS Constructors, Inc., and its successors, or any substitute Independent Construction Consultant appointed by the Trustee in accordance with the terms of this Agreement.

             "Initial Construction Disbursement Budget" means, collectively, the itemized schedule setting forth on a line item-basis all of the costs which the Company anticipates to expend from and after the Issue Date in connection with the design, development, engineering, construction, installation, equipping and commencement of operations of the Riviera Black Hawk and the conduct of the business of the Company, attached as
         Exhibit 1 to the Company's Closing Certificate, which costs in the aggregate, to the extent they are anticipated to be funded from the Accounts (other than the Interest Reserve Account), shall not exceed the Construction Proceeds (together with the proceeds of all actual or anticipated FF&E Financing to the extent permitted under the Indenture).

             "Initial Disbursements Certificate" means an Officers' Certificate from the Company in the form attached hereto as Exhibit A, together with the schedules attached thereto.

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


             "Interest Payment Date" means each of November 1, 1999, and May 1, 2000.

             "Issuance Fees and Expenses" means fees and expenses incurred on or before the Issue Date by the Company or for which the Company is liable in connection with the offering of the Notes.

             "Issue Date" means the date of the closing of the offering of the Notes.

             "Keep-Well Agreement" has the meaning given in the Indenture.

             "Lien" has the meaning given in the Indenture.

             "Material Construction Document" means any of the Construction Contract, the Architect Agreement, and without duplication, any other Construction Document with a total contract amount in excess of $100,000.

             "Minimum Facilities" means, with respect to the Riviera Black Hawk, a casino which has in operation at least 900 slot machines and 12 table games, related amenities (including a restaurant, a bar and an entertainment area) and has parking for at least 442 vehicles.

             "Net Loss Proceeds" has the meaning given in the Indenture.

             "Obligations" means (a) all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company and its direct and indirect Subsidiaries under the Indenture or otherwise to the Trustee or any holder of the Notes of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of this Agreement, any of the other Financing Agreements or any of the other Operative Documents, including all interest, fees, charges, expenses, attorney's fees and accountants fees chargeable to the Company in connection with its dealings with the Company and payable by the Company hereunder or thereunder; (b) any and all sums advanced by the Disbursement Agent or the Trustee in order to preserve the
         Collateral or preserve the Disbursement Agent's or the Trustee's security interest in the Collateral, including all advances pursuant to
         Section 7.4(ii) of this Agreement; and (c) in the event of any proceeding for the collection or enforcement of the Obligations after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Disbursement Agent or the Trustee of its respective rights under the Collateral Documents, together with reasonable attorney's fees and court costs.

             "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Executive Vice President or Vice President of such Person.

             "Officers' Certificate" means a certificate signed by one of the following Officers of the Company on whose behalf or for whose benefit the certificate is being executed or delivered: the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer,
         Executive Vice President, Vice President, Treasurer or Assistant Treasurer.

             "Operating" means, with respect to the Riviera Black Hawk, the first time that: (i) all Gaming Licenses have been granted and have not been revoked or suspended; (ii) all Liens (other than Liens created by the Collateral Documents or Permitted Liens) related to the development, construction and equipping of, and beginning operations at, the Riviera Black Hawk have been discharged or, if payment is not yet due or if such payment is contested in good faith by the Company, sufficient funds remain in the Construction Disbursement Account to discharge such Liens and the Company has taken any action (including the institution of legal proceedings) necessary to prevent the sale of any or all of the Riviera Black Hawk or the real property on which the Riviera Black Hawk shall be constructed; (iii) the Independent Construction Consultant shall deliver a certificate to the Trustee certifying that the Riviera Black Hawk is substantially complete in all material respects in accordance with the Final Plans with respect to the Minimum Facilities; (iv) the Riviera Black Hawk is in a condition (including installation of furnishings, fixtures and equipment) to receive customers in the ordinary course of business; (v) the Minimum Facilities are open to the general public and operating in accordance with applicable law; and (vi) a permanent or temporary certificate of occupancy has been issued for the Riviera Black Hawk by the appropriate governmental authorities.

             "Operating Deadline" means May 31, 2000.

             "Operative Documents" means the Financing Agreements and the Construction Documents.

             "Permits" means all authorizations, consents, decrees, permits, waivers, privileges, approvals from and filings with all Governmental Instrumentalities necessary for the construction and operation of the Riviera Black Hawk in accordance with the Operative Documents.

             "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

             "Plans" means the plans,  specifications,  working drawings, design documents, change orders, correspondence and related items, which may be amended by the Company as necessary or appropriate, that collectively: (a) provide for and detail the manner of construction of improvements for the Riviera Black Hawk; (b) call for construction which will permit the Riviera Black Hawk to be Operating on or prior to the Operating Deadline; (c) call for construction which will cause the Riviera Black Hawk to be completed for a total cost consistent with the Construction Disbursement Budget and the line items set forth therein, taking into consideration the availability of Available Funds, including Realized Savings; and (d) to the extent such Plans are amended, such Plans continue to represent a logical evolution consistent with previous Plans, as the same may be amended or supplemented form time to time.

             "Pledge and Assignment Agreement" means that certain Pledge and Assignment Agreement dated as of even date herewith, made by the Company in favor of the Trustee.

             "Pledge Agreement" means each of the Pledge and Assignment Agreement and/or Account Agreement among any of the Disbursement Agent, the Trustee and the Issuer relating to the Trustee's security interest in the Accounts and the Disbursed Funds Account and the proceeds thereof.

             "Project Cost Schedule"  means an itemized  schedule in the form of
         Schedule 1 to a Disbursement Request, a form of which is attached hereto as Schedule 1 to Exhibit E.

             "Property" means the real property located in Black Hawk, Colorado, on which the Company will construct the Riviera Black Hawk.

             "Property Documents" means each of the Subdivision Agreement, the Subterranean Easement, the Drainage Line Easement, the Dewatering Well Easement, the Shoring and Tie-Back Easement and each other easement or material agreement affecting the Property or the Company's use thereof.

             "Realized Savings" means the excess of the amount budgeted in the Construction Disbursement Budget for a line item over the amount of funds expended or owed by the Company to complete the tasks set forth in such line item and for the materials and services used to complete such tasks, so long as the terms for such tasks are final and unconditional (other than the satisfactory completion of such tasks), including without limitation the execution of fixed price purchase orders to acquire the materials that are the subject of such line item (as applicable); provided, however, that Realized Savings for any line item shall be (i) deemed to be zero if such savings are obtained in a manner that materially detracts from the overall value, quality and amenities of the Riviera Black Hawk and (ii) reduced to the extent previously reallocated in the Construction Disbursement Budget.

             "Reserved Construction Amount" means the amount (exclusive of any Retainage Amounts) necessary as of the date of the Final CDA Disbursement to complete the Riviera Black Hawk in accordance with the Final Plans, including punch list items.

             "Retainage Amounts" means, at any given time, amounts which have accrued and are owing under the terms of a Contract for work or services already provided but which at such time (and in accordance with the terms of the Contract) are being withheld from payment to the respective Contractor until certain subsequent events (e.g., completion benchmarks) have been achieved under the Contract.

             "Riviera Black Hawk" means the pending project to develop, construct, equip and operate the Riviera Black Hawk Casino and related amenities, which are required to be Operating as of the Operating Deadline.

             "Sanitation   District   Easement"  means  that  certain   Easement
         Agreement dated as of December 29, 1997, granted by the Company in favor of the Black Hawk/Central City Sanitation District.

             "Shoring and Tie-Back Easement" means that certain Non-Exclusive Shoring and Tie Back Easement Agreement dated as of May 1, 1998, by the City of Black Hawk, the Company and the Isle of Capri Black Hawk, LLC.

             "Soft Costs" means all costs and expenses (other than Hard Costs, but including Working Capital Expenses) set forth in the Construction Disbursement Budget, including without limitation pre-opening costs.

             "Subdivision Agreement" means that certain Subdivision dated as of December 29, 1997, by and between the City of Black Hawk and the Company (as the same may be amended, supplemented or otherwise modified from time to time).

             "Subterranean Easement" means that certain Permanent Subterranean Easement Agreement dated as of December 29, 1997, and re-recorded May 26, 1999, made by the City of Black Hawk in favor of the Company.

             "Title Insurer" means First American Title Insurance Company.

             "Title Policy" means the lender's policy or policies of title insurance to be provided by the Title Insurer to the Trustee with respect to the Property, together with all endorsements thereto, in the form attached as Exhibit I.

             "Working Capital Expenses" means operating expenses and other working capital requirements of the Company in connection with the Riviera Black Hawk, limited, prior to when the Riviera Black Hawk is first Operating, as contemplated in and to the extent permitted by the Construction Disbursement Budget.

         1.2 Additional Defined Terms. In addition, the terms listed below in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below. All other capitalized terms not defined herein, but defined in the Indenture, shall have the meanings ascribed to them in the Indenture.

              Defined Terms                                       Section
              -------------                                       -------
              Advance Disbursement Request.....................    4.1
              Agreement........................................    Introduction
              Company..........................................    Introduction
              Completion Reserve Account.......................    A of Recitals
              Completion Reserve Disbursement Request..........    4.1
              Completion Reserve Proceeds......................    A of Recitals
              Construction Disbursement Account................    A of Recitals
              Construction Disbursement Request................    4.1
              Construction Proceeds............................    A of Recitals
              Disbursement Agent...............................    Introduction
              Event of Default.................................    9
              Final CDA Disbursement...........................    7.5.1
              Final CRA Disbursement...........................    7.5.2
              Indenture........................................    A of Recitals
              Independent Construction Consultant..............    Introduction
              Initial Disbursements............................    7.1
              Interest Disbursement Request....................    4.1
              Interest Reserve Account.........................    A of Recitals
              Interest Reserve Proceeds........................    A of Recitals
              Issuer...........................................    Introduction
              Notes............................................    A of Recitals
              Original Notes...................................    A of Recitals
              Proceeds.........................................    A of Recitals
              Trustee..........................................    Introduction

         1.3 Rules of Interpretation. The following rules of interpretation shall apply herein.

             1.3.1 The singular includes the plural and the plural includes the singular.

             1.3.2 The word "or" is not exclusive.

             1.3.3 A reference to a Person includes its permitted successors and permitted assigns.

             1.3.4 Accounting terms have the meanings assigned to them by U.S. GAAP (as defined in the Indenture), as applied by the accounting entity to which they refer.

             1.3.5 The words "include," "includes" and "including" are not limiting.

             1.3.6 A reference  in a document to an Article,  Section,  Exhibit,
Schedule is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

             1.3.7 References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

             1.3.8 The words "hereof," "herein" and "hereunder" and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

             1.3.9 References to "days" shall mean calendar days, unless the term "Business Days" shall be used.

2.       Establishment of Accounts.

         2.1 Appointment of Disbursement Agent. The Trustee and the Company hereby appoint the Disbursement Agent, and the Disbursement Agent hereby accepts appointment, as disbursement agent hereunder upon the terms and conditions set forth in this Agreement. The Disbursement Agent agrees to act in good faith at all times herein.

         2.2 Establishment of Accounts. Concurrently with the execution and delivery hereof, the Disbursement Agent shall establish the Accounts at the Disbursement Agent and credit thereto, in accordance with the provisions of Recital A hereof, the Proceeds. All funds in the Accounts shall be held in trust and not commingled with any deposit or commercial bank account. The Disbursement Agent hereby waives any and all liens, claims, encumbrances and rights of set off which it may have in the Accounts, including all rights of offset, deductions and liens, whether statutory or otherwise afforded by law, agreement or otherwise set forth herein. All funds accepted by the Disbursement Agent pursuant to this Agreement shall be held in the appropriate Account for the benefit of the Company subject to the terms and conditions of this Agreement and any Pledge Agreement (including, without limitation, the rights of the Trustee hereunder and thereunder). The Disbursement Agent may, upon the request of the Company, establish sub-accounts for accounting purposes within the Accounts, it being understood and agreed that the creation of such sub-accounts shall in no way affect the pledge in favor of the Trustee in the accounts hereunder.

         2.3 Pledge Agreement. Pursuant to the Pledge and Assignment Agreement, the Company has granted to the Trustee, for the benefit of the holders of the Notes, a first priority security interest in the Accounts and all funds and assets from time to time deposited therein, and all products and proceeds thereof. The Disbursement Agent shall note in its records that all funds and other assets in the Accounts have been pledged to the Trustee and that the Disbursement Agent is holding such items as agent for the Trustee, as secured party. The Disbursement Agent shall maintain dominion and control over the Accounts and the funds and assets therein solely for the benefit of the Trustee, as secured party, and for no other parties or Persons; provided, however, that the Company shall be able to obtain disbursements from the Accounts in accordance with the terms hereof. Accordingly, it is the intention of the parties that all such funds and assets shall not be within the bankruptcy "estate" (as such term is used in 11 U.S.C. ss 541, as amended) of the Disbursement Agent. All such funds and all earnings accruing from time to time thereon shall be held in the applicable Account until disbursed or transferred in accordance with the terms hereof or until transferred to such other account as the Trustee and the Company may direct the Disbursement Agent to establish.

         2.4 Investment of Funds in Accounts. All funds from time to time credited to and contained in each of the Construction Disbursement Account (other than those to be disbursed pursuant to the Initial Disbursement Request, which shall be so disbursed on the Issue Date), the Completion Reserve Account and the Interest Reserve Account shall be invested only in Government Securities from time to time by written instructions by the Company delivered to the Disbursement Agent, pending disbursement of such funds pursuant to this Agreement; provided, however, that the Disbursement Agent shall have concluded that such investments conform with the requirements of the Indenture and each Pledge Agreement and that appropriate steps have been taken with respect to each such investment so as to assure the continuing perfection of the Trustee's first priority security interest in such investment. For purposes of determining the steps to be taken in order to achieve and maintain such perfection, the Disbursement Agent shall have the right to require the delivery of, and to rely upon, an opinion of counsel to the Company or the Disbursement Agent (the expense of which shall be paid by the Company) specifying (A) that the counsel is familiar with the laws applicable to the perfection of security interests in said investments and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in such investments. If no such investment instructions are received by the Disbursement Agent after request or after the occurrence of a Default or Event of Default, such funds shall be invested in Government Securities selected by the Disbursement Agent in conformity with the requirements of the Indenture and the Pledge Agreement. Subject to Section 4.2(a) hereof, the Disbursement Agent shall not be liable for any investment or similar losses or for the availability or liquidity of funds in the Accounts as a result of any investments made or reduced to cash in accordance with this Agreement, and the Disbursement Agent is hereby authorized to direct the Securities Intermediary (as defined in the Pledge and Assignment Agreement) in writing (i) to purchase Government Securities in accordance herewith and (ii) to reduce to cash any Government Securities (without regard to maturity) in any Account in order to make any application or disbursement required hereunder.

         2.5 Agency. The Disbursement Agent shall act solely as the Trustee's agent in connection with its duties under this Agreement, notwithstanding any other provision contained herein, without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder; provided, however, that the Disbursement Agent is authorized to make disbursements from the Accounts on behalf of the Trustee pursuant to the terms of this Agreement. The Company acknowledges and agrees that in no event shall the Trustee or the holders of the Notes be liable for, nor shall the obligations of the Company under the Indenture, the Notes or the other Collateral Documents be affected or diminished as a consequence of, any action or inaction of the Disbursement Agent with respect to the Accounts or any funds or other assets credited thereto or deposited herein.

         2.6 Waiver of Setoff Rights. The Disbursement Agent hereby acknowledges the Trustee's security interest as set forth herein and waives any security interest or other lien in the Accounts or any funds or other assets credited thereto or deposited herein and further waives any right to set off said funds, assets or investments now or in the future against any indebtedness of the Company to the Disbursement Agent. The waivers set forth in this Section are of rights which may exist now or hereafter in favor of the Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Disbursement Agent in its capacity as agent for the Trustee. Nothing in this Section shall be construed as waiving, limiting or diminishing any rights of the Trustee vis-a-vis the Company.

3.       Disbursements from Accounts.

         3.1 Conditions to Disbursement. The Disbursement Agent shall disburse funds from the Accounts only upon satisfaction of the applicable conditions to disbursement set forth herein.

         3.2 Method of Disbursement. Upon satisfaction of the applicable conditions to disbursement set forth herein, the Disbursement Agent shall disburse funds from the applicable Account as specified in the applicable Disbursement Request.

         3.3 Disbursement of Compensation.

             3.3.1 Disbursement Agent's Compensation. So long as the Trustee also serves as Disbursement Agent hereunder, the Disbursement Agent shall not, except as otherwise provided in Section 13, be entitled to an additional fee for its services hereunder, but shall be entitled to reimbursement for its reasonable expenses (including, without limitation, the reasonable fees and expenses of the Disbursement Agent's counsel) as compensation for services to performed under this Agreement, unless the Company or the Trustee has sent written notice to the Disbursement Agent that it is in default under this Agreement. The Disbursement Agent shall receive such payments without the requirement of obtaining any further consent or action on the part of the Company with respect to the payment; provided, however, that, without limiting the foregoing, the Disbursement Agent shall provide written itemization of requested reimbursement of such expenses within thirty (30) days of receiving a written request therefor from the Company. Disbursements for each calendar month shall be made on the first day of the subsequent calendar month. Until such time as the Company provides written notice to the contrary to the Disbursement Agent and the Independent Construction Consultant in accordance with the terms hereof, all amounts payable to the Disbursement Agent shall be deducted from the applicable working capital line item in the Construction Disbursement Budget.

             3.3.2 Independent Construction Consultant's Compensation. The Company covenants and agrees to pay to the Independent Construction Consultant from time to time, and the Independent Construction Consultant shall be entitled to, the fees and reimbursements set forth in that certain letter agreement between the Company and the Independent Construction Consultant dated as of June 2, 1999, such amounts to be paid in accordance with and at the times set forth in such letter. Until such time as the Company provides written notice to the contrary to the Disbursement Agent and the Independent Construction Consultant in accordance with the terms hereof, all amounts payable to the Independent

Construction Consultant shall be deducted from the applicable working capital line item in the Construction Disbursement Budget.

         3.4 Transfer of Funds to the Trustee. Upon the receipt of written notice executed by the Trustee, which certifies that an Event of Default hereunder has occurred and is continuing and that the Trustee is entitled to the funds in the Accounts, the Disbursement Agent shall, without need for further authorization or notice to the Company, deliver to the Trustee all funds in the Accounts, other than amounts then permitted to be disbursed under clauses (i),
(ii), (iii) and (iv) of Section 7.4 hereof.

4. Agreements of the Company, the Independent Construction Consultant, the Disbursement Agent and the Trustee. The Company, the Independent Construction Consultant, the Disbursement Agent and the Trustee severally agree as follows:

         4.1 Disbursement Requests and Disbursements.

             (a) The Company shall concurrently with the execution and delivery of this Agreement submit or cause to be submitted to the Disbursement Agent with a copy to the Trustee and the Independent Construction Consultant, a request for the disbursement of funds from the Construction Disbursement Account for the Initial Disbursements to be made as of the date hereof, in the form of Exhibit A attached hereto (an "Initial Disbursement Request"), together with all documents necessary for the making of the Initial Disbursements.

             (b) The Company or, as set forth in Article 5, the Trustee, shall have the right to submit to the Disbursement Agent, with a copy to the Trustee, a request for the disbursement of funds from the Interest Reserve Account to pay the interest due on the Notes, each in the form of Exhibit C attached hereto (an "Interest Disbursement Request").

             (c) The Company shall have the right from time to time during the course of this Agreement (but no more often than semi-monthly, unless otherwise permitted by the Disbursement Agent), to submit to the Disbursement Agent, with a copy to Trustee and the Independent Construction Consultant, a request for the disbursement of funds (i) up to and including the Final CDA Disbursement, from the Completion Reserve Account to the Construction Disbursement Account, each in the form of Exhibit D-1 attached hereto and (ii) after the Final CDA Disbursement, from the Completion Reserve Account to the Disbursed Funds Account or as otherwise directed in such Disbursement Request, in the form of Exhibit D-2 attached hereto (each a "Completion Reserve Disbursement Request"), in each case together with the exhibits attached thereto.

             (d) The Company shall have the right from time to time during the course of this Agreement (but no more often than semi-monthly (other than disbursements related to the Initial Disbursements Certificate), unless otherwise permitted by the Disbursement Agent), to submit to the Disbursement Agent, with a copy to the Trustee and the Independent Construction Consultant, a request for the disbursement of funds from the Construction Disbursement Account to the Disbursed Funds Account or as otherwise directed in such Disbursement Request, in the form of Exhibit E-1 attached hereto (a "Construction
Disbursement Request"), or in the form of Exhibit E-2 attached hereto (an "Advance Disbursement Request"), in each case together with the exhibits attached thereto.

             (e) The Disbursement Agent shall (i) review each Disbursement Request submitted pursuant to Sections 4.1(a) through (d) above to determine that they conform in form to the requirements of Exhibits A through E-2, respectively, including all attachments, exhibits and certificates required thereby (as the case may be), and (ii) have no actual knowledge of any material error, inaccuracy, misstatement or omission of fact in such Disbursement Request or an attachment, exhibit or certificate attached thereto or information provided by the Company upon the request of the Disbursement Agent. Except as to the Initial Disbursement, which shall be made on the Issue Date, the Disbursement Agent shall notify the Company as soon as reasonably possible (and in any event within two (2) Business Days after the Disbursement Agent receives the required documents) if any Disbursement Request, or any portion thereof, is disapproved and the reason(s) therefor.

             (f) Provided that a Disbursement Request submitted pursuant to Sections 4.1(a) through (d) above is not disapproved by the Disbursement Agent, then, within two (2) Business Days following submission of such Disbursement Request, the Disbursement Agent shall disburse the funds requested in such Disbursement Request (other than those to be disbursed pursuant to (i) the Initial Disbursement Request, which shall be disbursed on the Issue Date, or
(ii) an Interest Disbursement Request, which shall be disbursed on the respective Interest Payment Date), or such portion thereof as is approved by the Disbursement Agent.

         4.2 Periodic Review of Riviera Black Hawk.

             (a) Subject to the limitations in Section 11.1, the Disbursement Agent shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions holding similar collateral, administering similar construction loans and disbursing similar disbursement control funds. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of the Company, the Independent Construction Consultant and such other employees, consultants or agents as the Disbursement Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Contracts) supporting the Disbursement Requests and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company which are reasonably necessary or appropriate to permit it to perform its duties hereunder, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Riviera Black Hawk. The rights of the Disbursement Agent under this Section shall not be construed as an obligation, it being understood that the Disbursement Agent's duty is limited to act upon certificates and draw requests submitted by the Company and the Trustee hereunder.

             (b) Subject to the  limitations  in Section 11.2,  the  Independent
Construction  Consultant  shall  exercise  commercially  reasonable  efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions disbursing disbursement control funds and reviewing construction progress. Commencing upon execution and delivery hereof, the Independent Construction Consultant shall have the right to meet periodically at reasonable times during customary business hours and at reasonable intervals, however no less frequently than monthly, with representatives of the Company, the General Contractor, the Architect and such other employees, consultants or agents as the Independent Construction Consultant shall reasonably request to be present for such meetings. The Independent Construction Consultant may perform such inspections of the Property then owned by the Company and the Riviera Black Hawk as it deems reasonably necessary or appropriate in the performance of its duties hereunder, however no less frequently than monthly. In addition, the

Independent Construction Consultant shall have the right at reasonable times during customary business hours upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Contracts) supporting the amendments to the Construction Disbursement Budget, amendments to any Contracts, the Disbursement Requests and any certificates in support of any of the foregoing, to inspect materials stored on the Property then owned by the Company and at off-site facilities where materials designated for use in the Riviera Black Hawk are stored, to review the insurance required pursuant to the terms of the Indenture, and to examine the Plans and all shop drawings relating to the Riviera Black Hawk. Upon and during the continuance of a Default or an Event of Default, or otherwise with the Company's prior written consent (which shall not be unreasonably withheld or delayed), the Independent Construction Consultant is authorized to contact any payee for purposes of confirming receipt of progress payments. The Independent Construction Consultant shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company relating to the construction of the Riviera Black Hawk, including, without limitation, bills of sale, statements, receipts, conditional and unconditional lien releases, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Riviera Black Hawk. From time to time, at the request of the Independent Construction Consultant, the Company shall make available to the Independent Construction Consultant a Riviera Black Hawk Cost Schedule and/or a Construction Schedule for the Riviera Black Hawk. The Company agrees to reasonably cooperate with the Independent Construction Consultant in assisting the Independent Construction Consultant to perform its duties hereunder and to take such further steps as the Independent Construction Consultant reasonably may request in order to facilitate the Independent Construction Consultant's performance of its obligations hereunder.

         4.3 Insufficient Available Funds. The Company shall promptly, and in no event later than two (2) Business Days following knowledge thereof, notify the Trustee, the Disbursement Agent and the Independent Construction Consultant in writing if at any time the Company reasonably believes that there are insufficient Available Funds (a) to permit the Riviera Black Hawk to be Operating on or before the Operating Deadline or (b) to complete construction of the Riviera Black Hawk in accordance with the Plans and/or the Construction Disbursement Budget (as in effect at such time). Such notice shall specify in reasonable detail (i) the amount of such deficiency and (ii) the steps which the Company intends to take to cure such deficiency and the anticipated timing thereof.

5.       Interest Reserve.

         5.1 Interest Disbursements. Ten (10) days prior to each Interest Payment Date, the Company shall deliver to the Disbursement Agent an Interest Disbursement Request in the form of Exhibit C attached hereto, describing the amount required to be paid and the Interest Payment Date upon which such payment is due and payable. On the Interest Payment Date, the Disbursement Agent shall liquidate Government Securities (to the extent required) held in the Interest Reserve Account and disburse to the Trustee the amounts described in the Interest Disbursement Request as due and payable on that date; provided, however, that the Trustee may direct the Disbursement Agent to liquidate the Government Securities (to the extent required) and disburse to the Trustee the amounts necessary to pay the amounts required to be paid on the Notes in the event that the Company fails to timely deliver the Interest Disbursement Request. In the event there are insufficient funds in the Interest Reserve Account to pay any amount due pursuant to an Interest Disbursement Request or direction so given by the Trustee, the Company shall, not less than three (3) Business Days prior to the applicable Interest Payment Date, deposit in cash into the Interest Reserve Account an amount equal to such deficiency; provided, however, that the Trustee shall direct the Disbursement Agent to disburse an amount equal to such deficiency, or the unsatisfied portion thereof, from the Completion Reserve Account to the Interest Reserve Account one (1) Business Day prior to the applicable Interest Payment Date in the event such amounts are not timely received from the Company. The Company acknowledges that the Company's failure to provide notice or deposit funds referenced in this Section shall not in any way exonerate or diminish the Company's obligation to make all payments under the Notes as and when due.

         5.2 Interest Reserve Account Amounts. Upon payment in full of all interest payments due on the Notes on the final Interest Payment Date, the Disbursement Agent shall transfer any funds and/or Government Securities in the Interest Reserve Account to the Construction Disbursement Account and such funds and/or Government Securities shall be deemed Additional Revenue.

6.       Completion Reserve.

         6.1 Conditions Precedent to Completion Reserve Disbursements. The Disbursement Agent shall disburse funds from the Completion Reserve Account to the Construction Disbursement Account, the Disbursed Funds Account or as otherwise directed in the respective Completion Reserve Disbursement Request (as applicable) in an amount equal to that specified in such Disbursement Request upon satisfaction of the following conditions:

             (a) The Completion Reserve Disbursement Request on its face has been completed as to the information required therein, and the required exhibits and attachments, if any, are attached; and

             (b) The Disbursement Agent shall not have received written notice from any parties hereto that a Default or Event of Default exists.

         6.2 Disbursement to the Interest Reserve Account. Notwithstanding the foregoing, disbursements may be made from the Completion Reserve Account pursuant to Sections 5.1, 7.4 and 7.5 hereof.

7.       Construction Disbursement Account.

         7.1 Conditions to Initial Disbursements. Upon satisfaction of the conditions described below in this Section, on the Issue Date the Disbursement Agent shall make the disbursements described in the Initial Disbursements Certificate in the form of Exhibit A attached hereto (the "Initial Disbursements"). The conditions to the Initial Disbursements shall consist of the following:

             (a) The Disbursement Agent shall have received the Proceeds;

             (b) The Disbursement Agent shall have received the Initial Disbursements Certificate, Closing Certification from the Company in the form of Exhibit B-1 attached hereto, the Closing Certification from the Independent Construction Consultant in the form of Exhibit B-2 attached hereto and the Closing Certification from the Trustee in the form of Exhibit B-4 attached hereto, in each case together with all exhibits thereto. Each such document on its face shall have been completed as to the information required therein, and the required exhibits and attachments, if any, shall be attached; and

             (c) The Disbursement Agent shall have received confirmation from the Trustee that it has received the Initial Disbursement Certificate, the Closing Certification from the Company in the form of Exhibit B-1 attached hereto, the Closing Certification from the Independent Construction Consultant in the form of Exhibit B-2 attached hereto and the Closing Certification from the Disbursement Agent in the form of Exhibit B-3 attached hereto, in each case together with all exhibits and attachments thereto.

         7.2 Conditions to Subsequent Disbursements. Upon satisfaction of the conditions described below in this Section, the Disbursement Agent shall make the disbursements described in the corresponding Construction Disbursement Request (provided that the conditions set forth in Section 7.1 above shall have previously been satisfied) from the Construction Disbursement Account to the Disbursed Funds Account or as otherwise directed in such Construction Disbursement Request:

             (a) The Company shall have submitted to the Disbursement Agent, the Trustee, and the Independent Construction Consultant, a Construction Disbursement Request in the form set forth in Exhibit E-1 attached hereto pertaining to the amounts requested for disbursement, together with a completed
Schedule 1 in the form contemplated thereby and the certifications of the Independent Construction Consultant in the form of Exhibit 1 attached thereto, and in the event that the requested disbursement includes Hard Costs, the certifications of the General Contractor, in the form of Exhibit 2 attached thereto.

             (b) The Construction Disbursement Request on its face shall have been completed as to the information required therein, and the required exhibits and attachments, if any, shall be attached.

             (c) The Disbursement Agent shall not have received written notice from any party hereto that a Default or Event of Default exists.

             (d) The Company certifies that any amounts deposited into the Disbursed Funds Account pursuant to any previous Construction Disbursement Requests (other than Advance Disbursements permitted to be outstanding under this Agreement) shall have been paid to the respective parties identified on the
Schedule 1 of each such previous Disbursement Request, except for such limited payments as the Independent Construction Consultant reasonably determines to have been withheld for good cause.

             (e) With respect to a Disbursement Request immediately following completion of any foundation for any building within the Riviera Black Hawk, the Independent Construction Consultant shall have received from the Title Insurer and certified to the Disbursement Agent, on a building-by-building basis, its foundation endorsement insuring that such foundation is constructed wholly within the boundaries of the Property then owned in fee simple or leased by the Company, and does not encroach on any easement or violate any covenants, conditions or restrictions of record.

         7.3 Advance Disbursements. The Company shall have the right from time to time (but no more frequently than once per calendar month, unless otherwise permitted by the Disbursement Agent) to deliver to the Disbursement Agent an Advance Disbursement Request in the form of Exhibit E-2 attached hereto, together with the certification of the Independent Construction Consultant in the form of Exhibit 1 attached thereto, which Disbursement Request shall not be required to include or attach the supporting documentation required for all other Disbursement Requests; provided, however, that (i) within thirty (30) days after any Advance Disbursement is made (or, if earlier, promptly following the occurrence of a Default or an Event of Default), the Company shall, with respect to such Advance Disbursement, provide the same supporting documentation as is required under the Agreement with respect to other Construction Disbursement
Requests (which documentation may be included in a subsequent Construction Disbursement Request) and (ii) in no event shall the outstanding balance of undocumented Advance Disbursements from the Construction Disbursement Account at any one time exceed the sum of $1,500,000. The Disbursement Agent shall approve any Advance Disbursement Request, so long as:

             (a) The Advance Disbursement Request on its face has been completed as to the information required therein.

             (b) The Disbursement Agent shall not have received written notice by any party hereto that a Default or an Event of Default exists and is continuing.

         7.4 Disbursements after an Event of Default. In the event that the Disbursement Agent receives notice from any party hereto (which notice has not been revoked or cancelled by the Trustee) that a Default or Event of Default exists and is continuing, the Disbursement Agent shall not approve any disbursement of funds for the Riviera Black Hawk from the Construction Disbursement Account or the Completion Reserve Account; provided, however, that, with the consent of the Trustee, the following payments can be made at the discretion of the Trustee:

              (i) if all other conditions in Section 7.2 (including those stated in Section 7.1 hereof) are met, funds from the Construction Disbursement Account, as approved by the Independent Construction Consultant in writing, for work completed or materials purchased on or prior to the date that such Default or Event of Default first occurred;

              (ii) payments not to exceed One Million Five Hundred Dollars ($1,500,000) in the aggregate to prevent the condition of the Riviera Black Hawk from deteriorating or to preserve any work completed on the Riviera Black Hawk, certified to the Disbursement Agent and the Trustee in writing by the Independent Construction Consultant to be reasonably necessary or advisable; provided, however, that the foregoing limitation may be increased or decreased by the Trustee by written notice to the Disbursement Agent;

              (iii) if such  condition  continues  for a  period  of  three  (3)
                    consecutive months or more, at the written request of the Company, Retainage Amounts for work completed; provided that the Company and the Independent Construction Consultant certify to the Disbursement Agent and the Trustee in writing the amount required to be paid for such Retainage Amounts and that the conditions for paying such amounts (other than that the Riviera Black Hawk will be Operating) are met; and

              (iv) at the direction of the Trustee, disbursements from the Completion Reserve Account in accordance with Section 5.1.

         7.5 Final Disbursement of Funds Following Operating Date.

             7.5.1 Construction Disbursement Account. If any funds remain in the Construction Disbursement Account and (a) the Riviera Black Hawk is Operating and has been Operating for at least the preceding thirty (30) days uninterrupted, (b) there is no ongoing construction in connection with the Riviera Black Hawk (other than maintenance and repairs in the ordinary course of business and other than construction associated with the Riviera Black Hawk, including all punch list items, in an aggregate amount (excluding Retainage Amounts) not to exceed $250,000), and (c) there exists no Default or Event of Default, then the Company shall have the right to request that the Disbursement Agent disburse to the Company all remaining funds in the Construction Disbursement Account. Upon receipt by the Disbursement Agent of (i) a written certification from the Company that (A) the Riviera Black Hawk is Operating and has been Operating for at least the preceding thirty (30) days uninterrupted,
(B) there is no
ongoing construction in connection with the Riviera Black Hawk (other than maintenance and repairs in the ordinary course of business and other than construction associated with the Riviera Black Hawk, including all punch list items, in an aggregate amount (excluding Retainage Amounts) not to exceed $250,000), and (C) the Disbursement Agent has not received written notice by any party hereto that a Default or Event of Default exists, and (ii) a written certification from the Independent Construction Consultant concurring with the certifications set forth in subsections (i)(A) and (B) hereof, then the
Disbursement Agent shall disburse all remaining funds in the Construction Disbursement Account as directed by the Company (the "Final CDA Disbursement"); provided, however, that the Disbursement Agent shall first disburse funds to the Disbursed Funds Account in amounts certified in writing by the Independent Construction Consultant as sufficient to pay any then unpaid Retainage Amounts due and owing as of the date of such disbursement (which shall be applied accordingly) or thereafter (and the Company shall disburse such funds to pay such Retainage Amounts as the same became due an payable), and no additional sums shall be distributed until the Disbursement Agent shall have received a certificate from the Independent Construction Consultant certifying that it has received (x) unconditional lien waivers from all contractors, subcontractors, materialmen or suppliers relating to construction of the Riviera Black Hawk to the extent each has been paid in accordance with its respective Contract prior to the date of such Final CDA Disbursement, and (y) conditional lien waivers from all such parties to be paid with the proceeds of the Final CDA Disbursement (if any); provided, further, that an amount representing the Reserved Construction Amount shall also be deposited in the Disbursed Funds Account from the proceeds of the Final CDA Disbursement and the Company shall disburse such funds to pay Construction Expenses to complete the Riviera Black Hawk in accordance with the Final Plans; and provided, further, that all funds disbursed to the Company pursuant to this Section shall be used by the Company as required pursuant to the Indenture and this Agreement, including without limitation
Section 7.5.3 hereof.

             7.5.2 Completion Reserve Account. If any funds remain in the Completion Reserve Account and (a) (i) the Riviera Black Hawk is Operating and has been Operating for at least the preceding one-hundred-eighty (180) days uninterrupted and (ii) no filings of any notice of mechanic's lien or notice of extension of time for filing of mechanic's lien have been made against the Property during or prior to such 180-day period which have not otherwise been released of record, (b) there is no ongoing construction in connection with the Riviera Black Hawk (other than maintenance and repairs in the ordinary course of business), and (c) there exists no Default or Event of Default, then the Company shall have the right to request that the Disbursement Agent disburse to the Company all remaining funds in the Completion Reserve Account. Upon receipt by the Disbursement Agent of (i) a written certification from the Company that (A)
(1) the Riviera Black Hawk is Operating and has been Operating for at least the preceding one-hundred-eighty (180) days uninterrupted and (2) no filings of any notice of mechanic's lien or notice of extension of time for filing of mechanic's lien have been made against the Property during or prior to such 180-day period which have not otherwise been released of record, (B) there is no ongoing construction in connection with the Riviera Black Hawk (other than maintenance and repairs in the ordinary course of business), and (C) the Disbursement Agent has not received written notice by any party hereto that a Default or Event of Default exists, and (ii) a written certification from the Independent Construction Consultant concurring with the certifications set forth in subsections (i)(A)(1) and (B) hereof, then the Disbursement Agent shall disburse all remaining funds in the Completion Reserve Account, as directed by the Company (the "Final CRA Disbursement"); provided, however, that no sums shall be distributed to the Company pursuant to this Section until the Disbursement Agent shall have received a certificate from the Independent Construction Consultant certifying that it has received unconditional lien waivers from all contractors, subcontractors, materialmen or suppliers relating to construction of the Riviera Black Hawk; provided, further, that all funds disbursed to the Company pursuant to this Section shall be used by the Company as required pursuant to the Indenture and this Agreement, including without limitation Section 7.5.3 hereof.

             7.5.3 Use of Funds. To the extent that any work performed, services rendered or materials provided in connection with the Riviera Black Hawk as contemplated under the Construction Disbursement Budget then in effect remain unpaid on or after the date of the Final CDA Disbursement, the Company shall apply all funds disbursed to the Company pursuant to, first, Section 7.5.1 (including without limitation amounts representing the Reserved Construction Amount) and, second, Section 7.5.2, to pay all amounts due and owing under any Contracts in accordance therewith prior to utilizing any other funds otherwise available to the Company for such purposes, including without limitation pursuant to the Completion Capital Commitment (as applicable); provided that after the Riviera Black Hawk is Operating (but prior to the making of the Final CRA Disbursement), the Company shall have the right to use funds in the Completion Reserve Account for working capital or other construction purposes in connection with the Riviera Black Hawk (to the extent permitted under the
Indenture) by submitting a Completion Reserve Disbursement Request to the Disbursement Agent in accordance with Section 4.1(c) hereof, and the Disbursement Agent shall disburse funds from the Completion Reserve Account to the Disbursed Funds Account or as otherwise directed in the respective Completion Reserve Disbursement Request in an amount equal to that specified in such Disbursement Request upon satisfaction of the conditions set forth in
Section 6.1(a) and (b) hereof; provided further that, after the Riviera Black Hawk is Operating, the Company may replenish the Completion Reserve Account on a revolving basis by depositing excess cash flow of the Company in the Completion Reserve Account for all such amounts thereafter disbursed for Working Capital Expenses.

8. Amendments to Construction Disbursement Budget; Entering into, Amendments to Contracts; Amendments to Project Cost Schedule and Cost Overruns.

         8.1 Construction Disbursement Budget Amendment Process. The Construction Disbursement Budget may be amended from time to time in the manner set forth herein. Subject to Section 8.2 below, the Company shall have the right from time to time to amend the Construction Disbursement Budget to change the amounts allocated for specific line item components of the work required to complete the Riviera Black Hawk, including Soft Costs, and to reallocate Realized Savings from one line item to another. Any such amendment shall be in writing and shall identify with particularity the line items to be changed and the amount of such change, and shall be submitted to the Disbursement Agent and the Independent Construction Consultant by an Officers' Certificate in the form of Exhibit F attached hereto, together with the Independent Construction Consultant's certification, as provided in Exhibit 1 to the Construction
Disbursement Budget Amendment Certificate, and (if and to the extent such amendment relates to Hard Costs) the General Contractor's certification, as provided in Exhibit 2 to the Construction Disbursement Budget Amendment Certificate, and the Architect's certification, as provided in Exhibit 3 to the Construction Disbursement Budget Amendment Certificate. Upon receipt by the Disbursement Agent of an Officers' Certificate in the form of Exhibit F and the attachments, all of which must be completed as to the information required therein, such amendment shall become effective hereunder and the Construction Disbursement Budget shall thereafter be as so amended.

         8.2 Contract Amendment Process. The Company shall have the right from time to time to amend any Contract to which it is a party to change the scope of the work and the Company's payment obligations thereunder. Any such amendment that (i) results in a cost increase in excess of Twenty-Five Thousand Dollars ($25,000) in a Material Construction Document (or, with respect to the
Construction Contract only, in excess of Seventy-Five Thousand Dollars ($75,000)), (ii) results in a material lessening of the scope or quality of the work constituting the design or construction of the Riviera Black Hawk, the value of which is in excess of Twenty-Five Thousand Dollars ($25,000) in a Material Construction Document (or, with respect to the Construction Contract only, in excess of Seventy-Five Thousand Dollars ($75,000)), or (iii) results in the likely addition of no less than one week of construction (or such amendments, in the aggregate, result in the likely addition of no less than four weeks of construction), shall be in writing and shall identify with particularity all changes being made. The Company shall deliver to the Disbursement Agent (a) an executed copy of the Contract amendment (the effectiveness of which will be subject only to satisfaction of the conditions in this Section 8.2); and (b) an Officers' Certificate in the form attached hereto as Exhibit G-1, together with the Independent Construction Consultant's certification as provided in Exhibit 1 to the Contract Amendment Certificate, and in the event that such Contract relates to Hard Costs, the General Contractor's certification as provided in Exhibit 2 to the Contract Amendment Certificate and the Architect's certification as provided in Exhibit 3 to the Contract Amendment Certificate, in each case completed as to the information required therein. The Contract Amendment shall be deemed approved upon receipt by the Company of the Disbursement Agent's acknowledgment of receipt of items required under this Section 8.2.

         8.3 Contracts Entered into after the Issuance Date. The Company may from time to time enter into Contracts constituting Construction Documents consistent with the Plans and Specifications and the Construction Disbursement Budget, as each is in effect from time to time. Each such Contract shall be in writing and, if a Material Construction Document, shall become effective when and only when: (i) the Company and the Contractor have executed and delivered the Contract (with the effectiveness thereof subject only to satisfaction of the conditions in clauses (ii), (iii) and (iv) below); (ii) the Company has submitted to the Disbursement Agent an Additional Contract Certificate, together with all exhibits, attachments and certificates required thereby (including the Independent Construction Consultant's Certificate), each duly completed and executed; (iii) if entering into such Contract will result in an amendment to the Construction Disbursement Budget, the Company has complied with the requirements of Section 8.1; and (iv) if entering into such Contract will cause the Available Funds to be less than the amount required to cause the Riviera Black Hawk to become Operating on or before the Operating Deadline, the Company, treating such difference as a cost overrun, has complied with the requirements of Section 8.4.

         8.4  Project Cost Schedule and Cost Overruns.

              (a) The Company covenants to promptly (and in any event within ten
(10) days of notice or knowledge thereof) cure any cost overrun for any line item (taking into account any applicable reserves) by (i) providing sufficient funds to cover in full such cost overrun from (A) previously unallocated Available Funds or other Additional Revenue as permitted in this Agreement (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of line items contained in the Construction Disbursement Budget) or (B) if the conditions precedent to a disbursement from the Completion Reserve Account are satisfied, from funds in the Completion Reserve Account; and/or (ii) effecting a Construction Disbursement Budget Amendment.

              (b) Each Project Cost Schedule shall set forth (i) the actual investment income (loss), less any losses or costs associated therewith, earned on the Construction Disbursement Account and the Completion Reserve Account through the date of such Project Cost Schedule, and (ii) the additional amount of investment income which the Company reasonably anticipates will be earned in the Construction Disbursement Account and the Completion Reserve Account from such date through the earlier of the Operating Deadline and the anticipated date on which the Riviera Black Hawk first will be Operating. If at any time the Company submits a Project Cost Schedule pursuant to this Section and the Company can no longer reasonably anticipate that the Additional Revenue earned (and anticipated to be earned as determined above) from investments of funds in the Construction Disbursement Account and the Completion Reserve Account will equal the amount of such Additional Revenue anticipated as set forth in the Construction Disbursement Budget then in effect, then, so long as the Disbursement Agent has no actual knowledge that a Default or Event of Default exists and is continuing:

              (i) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is less than the total amount of such Additional Revenue anticipated as of the date of the most recent disbursement from the Construction Disbursement Account, then the Available Funds shall be deemed reduced by the amount of such deficiency and the Company (as a condition to the next Construction Disbursement Request) shall provide or allocate additional Available Funds or, if necessary, disburse funds from the Completion Reserve Account (so long as the conditions precedent are satisfied), and/or otherwise amend the Construction Disbursement Budget, if necessary, so that the total costs to cause the Riviera Black Hawk to be Operating prior to the Operating Deadline do not exceed the total Available Funds; or

              (ii) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is greater than the total amount of such Additional Revenue anticipated as of the date of the most recent disbursement from the Construction Disbursement Account, then the Available Funds shall be deemed increased by the amount of such excess.

9. Events of Default. The occurrence of any of the following specified events shall be an "Event of Default" hereunder:

         9.1 Indenture. A default or an event of default under the Indenture (as such terms are defined therein) has occurred and is continuing.

         9.2 Failure to Approve Disbursement Request. The Disbursement Agent, after appropriate consultation with the Company and the Independent Construction Consultant, is unable to approve a Disbursement Request in excess of $50,000 or an amendment to the Construction Disbursement Budget where the aggregate amount that is the subject of such amendment exceeds $50,000 due to the failure of the Company to satisfy the conditions precedent thereto set forth herein, including, without limitation, the condition precedent that the Independent Construction Consultant, the General Contractor and/or the Architect (in each case after appropriate consultation with the Company) deliver the respective certificates required under this Agreement, and such failure continues for thirty (30) days.

         9.3 Exception to Prior Disbursement. The Independent Construction Consultant reports to the Disbursement Agent, the Trustee and the Company an exception to a prior disbursement relating to the Riviera Black Hawk in excess of $50,000 which is not remedied within ten (10) days.

         9.4 Insufficient Funds. Any time that the amount of Available Funds is less than the amount required in the Construction Disbursement Budget to cause the Riviera Black Hawk to become Operating on or before the Operating Deadline, and such deficiency continues for a period of thirty (30) days after notice of such deficiency.

         9.5 Performance of Certain Obligations. The Company shall fail to perform, observe or comply with any of its obligations under Sections 10.1 (and such failure continues for a period of five (5) days after notice thereof) or
10.2 of this Agreement.

         9.6 Failure to Deliver Collateral Documents. The failure of the Company to deliver any documents as and when required by the Pledge Agreement and such failure continues for a period of five (5) days.

         9.7 Abandonment of Project.

             (a) Except as and to the extent permitted under the Indenture, the Company shall cease to own the Property and all parcels and subdivisions comprising any portion thereof or located thereon or the buildings, fixtures and other improvements to be situated on the Property for the purpose of owning, constructing, maintaining and operating the Project in the manner contemplated by the Operative Documents; or

             (b) Except as and to the extent permitted under the Indenture, the Company shall abandon the Riviera Black Hawk or otherwise cease to pursue the operations of the Riviera Black Hawk in accordance with standard industry practice or shall sell or otherwise dispose of its interest in the Riviera Black Hawk.

         9.8 Termination or Invalidity of Construction Documents. Any of the Material Construction Documents shall have terminated, become invalid or illegal, or otherwise ceased to be in full force and effect (except in accordance with its terms upon completion of the respective work or delivery of the respective materials); provided that with respect to any Material Construction Document other than the Construction Contract and the Architect Agreement, no Event of Default shall be deemed to have occurred as a result of such termination so long as (a) the Company provides written notice to the Independent Construction Consultant (immediately upon, but in no event more than two (2) Business Days after, the Company's becoming aware of such Construction Document's ceasing to be in full force or effect) that the Company intends to replace such Construction Document (or that replacement is not necessary), and
(b) in each case if, in the reasonable judgment of the Independent Construction Consultant, a replacement is necessary, the Company (i) obtains a replacement obligor or obligors reasonably acceptable to the Independent Construction Consultant) for the affected party and (ii) enters into a replacement
Construction Document in accordance with Section 8.3, on terms no less beneficial to the Company and the Trustee than then current market terms, within sixty (60) days of such termination.

         9.9 Schedule of Operations. The Independent Construction Consultant, if it becomes so aware, reasonably determines (based on its experience, familiarity and review of the Riviera Black Hawk and the information and schedule provided by the Company and the General Contractor) that the Riviera Black Hawk is likely to first be Operating no earlier than sixty (60) days after the Operating Deadline, which determination the Independent Construction Consultant may make at any time after the date hereof.

10.      Disbursed Funds Account.

         10.1 Rights of the Company to Disbursed Funds Account. All amounts disbursed from the Construction Disbursement Account shall either be paid directly to a Person described in and pursuant to a Construction Disbursement Request or to the Disbursed Funds Account. After the Final CDA Disbursement, all amounts disbursed from the Completion Reserve Account pursuant to Section 7.5.3 of this Agreement shall either be paid directly to a Person described in and pursuant to the respective Completion Reserve Disbursement Request or to the Disbursed Funds Account. The Disbursed Funds Account shall be maintained in the name of the Company and all funds deposited or held in such account shall belong to the Company, against which the Company may draw for permitted expenditures from time to time. All funds deposited and held in the Disbursed Funds Account shall, pending disbursement in accordance with this Agreement, be invested in cash or Government Securities as directed by the Company, except as otherwise provided herein or in the Pledge Agreement. Pursuant to the Pledge and Assignment Agreement, the Company has granted to the Trustee (for the benefit of itself and the holders of the Notes) a first priority security interest in its Disbursed Funds Account. Funds in the Disbursed Funds Account shall be disbursed solely in accordance with the terms and conditions of, and solely for the purposes permitted under, this Agreement and the Indenture. Further, the Company shall note in its records that all funds and other assets in the Disbursed Funds Account have been pledged to the Trustee.

         10.2 Right to Substitute Disbursed Funds Account. The Company from time to time shall have the right to designate a substitute account to serve as the Disbursed Funds Account; provided that no such substitute account shall become the "Disbursed Funds Account" until (a) the depository financial institution at which the substitute account is located shall have acknowledged in a manner satisfactory to the Trustee that such institution has waived its right of set off in such account or any liens thereto, statutory or otherwise, and will have entered into an agreement substantially similar to a Pledge Agreement, and (b) the Trustee shall have received notice of the location and account number of such new substitute account.

11.      Limitation of Liability.

         11.1 Disbursement Agent's Limitation of Liability. The Disbursement Agent's responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance of the Company, the Independent Construction Consultant, the General Contractor, the Architect or any contractor, subcontractor or provider of materials or services in connection with construction of the Riviera Black Hawk; (b) the Disbursement Agent shall have no responsibility to the Company, the Trustee or the holders of the Notes as a consequence of performance by the Disbursement Agent hereunder, except for any gross negligence or willful misconduct of the Disbursement Agent; (c) the Company shall remain solely responsible for all aspects of its business and conduct in connection with its Property and the Riviera Black Hawk, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Company, the Trustee or any third party of any aspect of the construction of the Riviera Black Hawk or any other matter referred to above; and (e) the Disbursement Agent owes no duty of care to the Company, to protect against, or to inform the Company of, any negligent, faulty, inadequate or defective design or construction of the Riviera Black Hawk or otherwise. The Disbursement Agent shall have no duties or obligations hereunder, except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct.

         11.2 Independent Construction Consultant's Limitation of Liability. The Independent Construction Consultant's responsibility and liability under this Agreement shall be limited as follows: (a) the Independent Construction Consultant does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance of the Company, the Disbursement Agent, the General Contractor, the Architect or any contractor, subcontractor or provider of materials or services in connection with construction of the Riviera Black Hawk;
(b) except to the extent the Independent Construction Consultant has actual knowledge, the Independent Construction Consultant shall not be responsible for, and shall not be obligated to make any specific inquiry with respect to, matters pertaining to: historical architecture review, Gaming Authorities, Gaming Licenses, Liens against the Riviera Black Hawk (except in connection with the responsibilities of the Independent Construction Consultant set forth herein), and whether the Riviera Black Hawk is in a condition to receive customers in the ordinary course of business; (c) in connection with a request for disbursement to pay Soft Costs, the Independent Construction Consultant shall only be responsible for certifying that there is adequate availability in the applicable line item under the Construction Disbursement Budget with respect to such Soft Cost Disbursement Request and the other certifications contained in the Certificate of Independent Construction Consultant for Disbursement Request for Construction Expenses, substantially as set forth in Exhibit 1 to Exhibit E-1 attached hereto; and (d) the Company shall remain solely responsible for all aspects of its business and conduct in connection with its Property and the Riviera Black Hawk, the accuracy of all applications for payment, and the proper application of all disbursements. The Independent Construction Consultant shall have no duties or obligations hereunder, except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct. The Independent Construction Consultant shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received from the Company, the Architect and the General Contractor. Anything in this Agreement to the contrary notwithstanding, in no event shall the Independent Construction Consultant be liable to any party hereto for any form of special, indirect or consequential damages, including, without limitation, damages for economic loss (such as business interruption or loss of profits, however the same may be caused).

12.      Indemnity and Insurance.

         12.1 Indemnity. The Company indemnifies, protects, holds harmless and agrees to defend each of the Independent Construction Consultant and the Disbursement Agent and each of their respective officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the performance by the Independent Construction Consultant or the Disbursement Agent, as applicable, under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of the Independent Construction Consultant or the Disbursement Agent, as applicable.

         12.2. Insurance. The Disbursement Agent, at its sole cost and expense, shall purchase and maintain throughout the term of this Agreement, the following insurance policies:

              (a) Comprehensive general liability insurance, with minimum limits of Two Million Dollars ($2,000,000) combined single limit per occurrence, covering all property damage arising out of its operation under this Agreement.

              (b) Workers' compensation insurance covering all of its employees and volunteers.

Said policies shall provide for thirty (30) days' prior written notice to the Trustee and the Company of cancellation or material change. If any of such insurance is written on a claims made form, following termination of this Agreement, coverage shall survive for the maximum reporting period available at each anniversary date of such insurance, or not less than five (5) years, whichever is greater. The limits of coverage required under subparagraph (a) above shall not in any way limit the liability of the Company under this Agreement.

13. Termination. This Agreement shall terminate automatically thirty (30) days following such time as all amounts in the Accounts have been distributed pursuant to and in accordance with the terms hereof and the Riviera Black Hawk is Operating; provided, however, that (a) the obligations of the Company under
Section 12 of this Agreement shall survive termination of this Agreement and (b) if, following an Event of Loss, there exist Net Loss Proceeds that (in accordance with the Indenture) are deliverable to the Trustee and are eligible for distribution to the Company for rebuilding, repair, replacement or construction, then the Company, the Disbursement Agent and the Independent
Construction Consultant shall execute and deliver to the Trustee such documentation as the Trustee reasonably deems appropriate in order to cause (i) the Trustee to possess a first priority perfected security interest in said funds, and (ii) the Disbursement Agent and the Independent Construction Contractor to administer the disbursement of said funds for such rebuilding, repair, replacement or construction pursuant to disbursement control procedures substantially akin to those set forth herein. In the event that the Net Loss Proceeds are so distributed, the Disbursement Agent shall be paid a sum not to exceed $1,000.00 per month until all such funds are disbursed.

14.      Substitution or Resignation.

         14.1 The Trustee  shall have the right,  upon the  expiration of thirty
(30) days following delivery of written notice of substitution to the Disbursement Agent, the Independent Construction Consultant, and the Company, to cause the Disbursement Agent to be relieved of its duties hereunder and to select a substitute disbursement agent to serve hereunder. The Disbursement Agent may resign at any time upon thirty (30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by the Disbursement Agent of an instrument of acceptance executed by a successor disbursement agent and consented to by the other parties hereto. Upon selection of such substitute disbursement agent, the Trustee, the Company (so long as there is no Default or Event of Default) and the substitute disbursement agent shall enter into an agreement substantially identical to this Agreement and, thereafter, the Disbursement Agent shall be relieved of its duties and obligations to perform hereunder, except that at the Company's expense the Disbursement Agent shall transfer to the substitute disbursement agent upon request therefor originals of all books, records, and other documents in the Disbursement Agent's possession relating to this Agreement. The Independent Construction Consultant acknowledges and agrees that the Trustee and the Company (so long as there is no Default or Event of Default) shall have the right to change the party acting as the "Disbursement Agent" pursuant to this Agreement, and the Trustee and the Company agree to provide written notice to the Independent Construction Consultant of any such change.

         14.2 The Trustee  shall have the right,  upon the  expiration of thirty
(30) days following delivery of written notice of substitution to the Disbursement Agent, the Independent Construction Consultant, and the Trustee, to cause the Independent Construction Consultant to be relieved of its duties hereunder and to select a substitute independent construction consultant to serve hereunder. The Independent Construction Consultant may resign at any time upon thirty (30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by the Independent Construction Consultant of an instrument of acceptance executed by a successor independent construction consultant and consented to by the other parties hereto. Upon selection of such substitute independent construction consultant, the Trustee, the Disbursement Agent and the substitute independent construction consultant shall enter into a side letter wherein the substitute independent construction consultant agrees to perform the duties of the independent construction consultant pursuant to the terms hereof and for the benefit of the Trustee and the holders of the Notes and, thereafter, the Independent Construction Consultant shall be relieved of its duties and obligations to perform hereunder, except that the Independent Construction Consultant shall transfer to the substitute independent construction consultant upon request therefor originals of all books, records, and other documents in the Independent Construction Consultant's possession relating to this Agreement. The substitute independent construction consultant selected by the Trustee shall be recognized nationally or in

Colorado as an expert in connection with the oversight of construction practices and construction disbursement procedures for construction projects of similar size and scope. The Disbursement Agent and the Company acknowledge and agree that the Trustee shall have the right to change the party acting as the "Independent Construction Consultant" pursuant to this Agreement, and the Trustee agrees to provide written notice to the Disbursement Agent and the Company of any such change.

15. Account Statement. Upon the request of the Trustee, the Company or the Independent Construction Consultant, the Disbursement Agent shall deliver to the Company, the Independent Construction Consultant and Trustee a statement prepared by the Disbursement Agent in a form reasonably satisfactory to the Independent Construction Consultant, the Trustee and the Company, setting forth with reasonable particularity the balance of funds then in the Interest Reserve Account, the Completion Reserve Account, the Construction Disbursement Account and/or the Disbursed Funds Account and the manner in which such funds are invested; provided, however, that the Disbursement Agent shall not be required to provide such statements more often than weekly.

16. Notice. The parties hereto irrevocably instruct the Disbursement Agent that on the first date upon which the balance in any of the Completion Reserve Account and/or the Construction Disbursement Account is reduced to zero, the Disbursement Agent shall deliver to the Trustee, the Independent Construction Consultant and the Company a notice that the balance in such account(s) has been reduced to zero.

17.      Miscellaneous.

         17.1 Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

         17.2 Invalidity. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

         17.3 No Authority. Neither the Disbursement Agent nor the Independent Construction Consultant shall have any authority to, and neither shall, make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

         17.4 Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

         17.5 Benefit. The parties hereto, the holders from time to time of the Notes, and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

         17.6 Time. Time is of the essence of each provision of this Agreement.

         17.7 Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the substantive laws of the State of New York, without giving effect to its conflicts of law principles.

         17.8 Entire Agreement; Amendments. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

         17.9 Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either (a) on the day of hand delivery; (b) on the date of confirmation of receipt of electronic facsimile transmission; or (c) on the third day after sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

                           To the Disbursement Agent:
                           IBJ Whitehall Bank & Trust Company
                           One State Street
                           New York, New York, 10004
                           Attention:  Thomas S. Moser
                           Telecopier No.:  212-858-2956

                           To the Trustee:
                           IBJ Whitehall Bank & Trust Company
                           One State Street
                           New York, New York 10004
                           Attention:  Thomas S. Moser
                           Telecopier No.:  212-858-2956

                           To the Company:
                           Riviera Black Hawk, Inc.
                           c/o Riviera Holdings Corp.
                           2901 Las Vegas Boulevard South
                           Las Vegas, Nevada  89109
                           Attention:  President
                           Telecopier No.:  702-794-9277

                           To the Independent Construction Consultant:
                           CRSS Constructors, Inc.
                           1670 Broadway, Suite 3200
                           Denver, Colorado  80202
                           Attention:  Richter J. Schneider
                           Telecopier No.:  303-830-6887

or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others. Any notice to the Disbursement Agent or the Trustee under this Agreement shall be deemed effective only upon receipt.

         17.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         17.11 Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

         17.12 Arbitration. (a) Any disagreement with respect to the release of funds from the Completion Reserve Account or the Construction Disbursement Account, or any related disagreement with respect to the construction, meaning or effect of this Agreement, or any other controversy between the parties hereto arising out of this Agreement or concerning the rights or obligations of the parties hereunder (including matters relating to any certificates required to be delivered under this Agreement) shall be submitted to arbitration, one arbitrator to be chosen by the Company, one by the Trustee, and a third to be chosen by the first two arbitrators before they enter into arbitration. The arbitrators shall be impartial and shall be active or retired persons with experience in construction, development and /or construction lending.

              (b) In the event that either party should fail to choose an arbitrator within fifteen (15) days following a written request by the other party to enter into arbitration, the requesting party may choose two arbitrators who shall, in turn, choose the third arbitrator. If the first two arbitrators have not chosen a third arbitrator at the end of fifteen (15) days following the last day of the selection of the first two arbitrators, each of the first two arbitrators shall name three candidates, of whom the other arbitrator shall eliminate two, and the determination of the third arbitrator shall be made from the remaining two candidates by drawing lots. Each party shall present its case to the arbitrators within fifteen (15) days following the date of the appointment of the third arbitrator. The decision of a majority of the three arbitrators shall be final and binding upon both parties. Judgment may be entered upon the arbitration award in any court having jurisdiction. Any such arbitration shall take place in New York, unless some other location is mutually agreed upon by the parties. The arbitrators shall resolve any dispute arising hereunder in a manner consistent with the intent of the parties as expressed in this Agreement. The arbitrators shall not award any punitive, consequential or exemplary damages or any amount in excess of the amount to be released from the relevant Account.

              (c) The parties shall use their best efforts to resolve the dispute as soon as practicable and to comply, if available, with the fast track procedures specified in the American Arbitration Association's Construction Industry Arbitration Rules. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

              (d) Notwithstanding any provisions contained herein to the contrary, the provisions contained in this Section shall not prohibit the Trustee from exercising any of its rights or remedies set forth in the Indenture, the Notes or the other Collateral Documents.

     IN WITNESS WHEREOF, the parties have executed and delivered this Cash Collateral and Disbursement Agreement as of the day first above written.



DISBURSEMENT AGENT                          IBJ WHITEHALL BANK & TRUST COMPANY



                                            By:
                                               --------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


TRUSTEE                                     IBJ WHITEHALL BANK & TRUST COMPANY



                                            By:
                                               --------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

INDEPENDENT CONSTRUCTION                    CRSS CONSTRUCTORS, INC.
CONSULTANT



                                            By:
                                               --------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


COMPANY                                     RIVIERA BLACK HAWK, INC.



                                            By:
                                               --------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------


         [Signature Page to Cash Collateral and Disbursement Agreement]

IBJ Whitehall Bank & Trust Company, acting in its capacity as Securities Intermediary under (and as defined in) the Pledge and Assignment Agreement, hereby acknowledges its agreement to be bound by the provisions set forth in
Section 2.4 of this Agreement to the extent any written direction of the Disbursement Agent delivered to the Securities Intermediary pursuant thereto is not inconsistent with any written direction of the Trustee delivered to the Securities Intermediary pursuant to the Pledge and Assignment Agreement.


IBJ WHITEHALL BANK & TRUST COMPANY



By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------







         [Signature Page to Cash Collateral and Disbursement Agreement]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                    EXHIBIT A

                    Form of Initial Disbursements Certificate

                                  June 3, 1999


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York 10004

IBJ Whitehall Bank & Trust Company,
  as Trustee
One State Street,
New York, New York 10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re: Riviera Black Hawk, Inc., a Colorado corporation Cash Collateral and Disbursement Agreement
                  Initial Disbursements
                  ------------------------------------------------

Ladies and Gentlemen:

         This Initial Disbursements Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (the "Disbursement Agreement"), by and among IBJ Whitehall Bank & Trust Company, a New York banking association, as Disbursement Agent, IBJ Whitehall Bank & Trust Company, a New York banking association, as Trustee, CRSS Constructors, Inc., a Delaware corporation, as Independent Construction Consultant, and Riviera Black Hawk, Inc., a Colorado corporation, as issuer (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         The Company hereby irrevocably instructs the Disbursement Agent to disburse funds from the Construction Disbursement Account to the Disbursed Funds Account or the accounts otherwise indicated for the amounts set forth on Schedule A attached hereto.


                                               RIVIERA BLACK HAWK, INC.,
                                               a Colorado corporation



                                            By:
                                               --------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                                   SCHEDULE A
                              Initial Disbursements



To Riviera Black Hawk, Inc.
     for Working Capital Loan Draw #1                         $  500,000

Riviera Holdings Corporation
     Bank of America Account for Title Indemnity              $5,000,000

Riviera Holdings Corporation
     Bank of America Account
     for return of loans in
     excess of $20 million equity                             $5,121,526

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT B-1

                      Form of Company's Closing Certificate

                                  June 3, 1999


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street,
New York, New York 10004

IBJ Whitehall Bank & Trust Company
  as Trustee
One State Street,
New York, New York 10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re: Riviera Black Hawk, Inc., a Colorado corporation Cash Collateral and Disbursement Agreement
                  Company's Closing Certificate

Ladies and Gentlemen:

         This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), by and among IBJ Whitehall Bank & Trust Company, a New York banking association, as Disbursement Agent, IBJ Whitehall Bank & Trust Company, a New York banking association, as Trustee, CRSS Constructors, Inc., a Delaware corporation, as Independent Construction Consultant, and Riviera Black Hawk, Inc., a Colorado corporation, as issuer (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         The Company hereby certifies to each of you as follows:

         1. As of the date hereof, the Company reasonably believes that the date on which the Riviera Black Hawk will become Operating will occur on or prior to the Operating Deadline.

         2. The Initial  Construction  Disbursement  Budget  attached  hereto as
Exhibit 1 constitutes the Construction Disbursement Budget presently in effect for the Riviera Black Hawk.

         3. The Initial Construction Disbursement Budget accurately and completely sets forth (i) the anticipated Construction Expenses through the date that the Riviera Black Hawk is Operating and (ii) the various components of the Riviera Black Hawk identified thereon as line items, all within the respective line item amounts listed.

         4. As of the date hereof, there are sufficient Available Funds to pay for (i) the anticipated costs described in paragraph 3 above in accordance with the Disbursement Agreement and (ii) any other expenses that the Company believes will need to be incurred in order to cause the Riviera Black Hawk to be Operating on or before its Operating Deadline (in each case after giving effect to the Initial Disbursements and excluding interest to be paid on each of the Interest Payment Dates).

         5. Immediately prior to and upon giving effect to the Initial Disbursements, there is no and will not be any Default or Event of Default.

         6. Attached hereto as Exhibit 2 is (i) a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the Riviera Black Hawk to date, (ii) a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the Riviera Black Hawk that will receive payment pursuant to the Initial Disbursements Certificate, and (iii) lien releases (unconditional if such contractors, subcontractors, suppliers and materialmen have been paid to date and conditional if such contractors, subcontractors, suppliers and materialmen have not been paid to date) from all such contractors, subcontractors, suppliers and materialmen described in clause
(ii) (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified in the Initial Disbursements Certificate. All work performed and materials delivered to date with respect to the Riviera Black Hawk which could result in a lien against the Property have been previously paid by the Company or will be timely paid with the proceeds of the Initial Disbursements (in each case subject to withheld Retainage Amounts), and no lien, notice of lien, or notice of extension of time for filing of lien has been filed against the Property in favor of any contractor, subcontractor, supplier or materialman which has not been removed of record prior to the date hereof.

         7. The Company is not and, to the Company's knowledge, no other party to any Operative Document (other than any Construction Document not in existence as of the Issuance Date) or any Property Document is, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation thereunder.

         8. With respect to the Shoring and Tie Back Easement, based on the present placement of the shoring and tie-backs for the Riviera Black Hawk covered by such easement, if the City of Black Hawk were to excavate for access to existing utilities in Main Street, Black Hawk, as permitted under the Shoring and Tie-Back Easement Agreement, such excavation would have no impact on the improvements constituting the Riviera Black Hawk but would only limit vehicle access to the building for delivery of materials. It is currently anticipated that the General Contractor will follow normal de-tensioning of the tie-backs and the related piles and lagging will be removed below grade in accordance with the Shoring and Tie Back Easement and the construction schedule for the Riviera Black Hawk.

         9. Each representation and warranty of (a) the Company and its Affiliates set forth in the Disbursement Agreement or in any of the other Operative Documents, or in any certificates delivered in connection with any of the foregoing, is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date), and (b) to the Company's knowledge, the General Contractor, the Architect and each other party (other than the Company or its Affiliates) to a Material Construction Document set forth in any of the Operative Documents is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date).

         10. As of the date hereof, the estimated date on which the Riviera Black Hawk will become Operating is on or prior to May 31, 2000.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial Disbursements.


RIVIERA BLACK HAWK, INC.,
a Colorado corporation



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 to EXHIBIT B-1



         Initial Construction Disbursement Budget for Riviera Black Hawk



                        CONSTRUCTION DISBURSEMENT BUDGET





                                  See Attached.

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 to EXHIBIT B-1

                     Mechanic's Liens for Riviera Black Hawk



                                       (i)

         List of contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor to date

                                  See attached.





                                      (ii)

         List of contractors, subcontractors, suppliers and materialmen to receive payment pursuant to the Initial Disbursements Certificate

                                      None.





                                      (iii)

                  Lien releases for parties identified in (ii)

                                      None.

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 3 to EXHIBIT B-1

                   General Contractor's Closing Certification

                                  June 3, 1999

IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York 10004

IBJ Whitehall Bank & Trust Company,
  as Trustee
One State Street
New York, New York 10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re: Riviera Black Hawk, Inc., a Colorado corporation (the "Company") Cash Collateral and Disbursement Agreement
                General Contractor's Closing Certificate

Ladies and Gentlemen:

         The undersigned (the "General Contractor") hereby certifies to each of you as follows:

         1. The General Contractor has reviewed the above referenced Closing Certification from the Company and the Cash Collateral and Disbursement Agreement dated June 3, 1999, to which the Company is a party (as amended, supplemented or otherwise modified from time to time, the "Disbursement
Agreement"), to the extent necessary to understand the defined terms contained herein and in the Company's Closing Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 1, 2 and 3 of the above-referenced Closing Certificate as if made by and on behalf of the General Contractor directly; provided that the General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         3. The General Contractor hereby certifies that, to the best of its knowledge, the work comprising the Riviera Black Hawk as described in the Construction Contract may be completed in accordance with the line item breakdown in the Initial Construction Disbursement Budget identified in the Company's Closing Certificate, taking into consideration the possible allocation of Realized Savings and other Available Funds in accordance with the Disbursement Agreement.

         4. The General Contractor is not and, to the best of the General Contractor's knowledge, no other party to any Construction Document in existence as of the date hereof is, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation thereunder.

         5. The General Contractor hereby certifies that the dewatering wells constructed in connection with the Riviera Black Hawk pursuant to that certain Non-Exclusive Dewatering Well Easement Agreement dated as of May 1, 1998 (the "Dewatering Easement") by and among the City of Black Hawk, Colorado, the Company and Isle of Capri Black Hawk, LLC, and recorded in Gilpin County Records at Reception No. 627998 in Book 642, page 372, have been abandoned and are no longer in use in connection with the Riviera Black Hawk, and the pumps from the well casing and the piping, controls and wiring from well to well have been removed prior to the date hereof. The General Contractor acknowledges that the well casings have not yet been removed but confirms that such well casings shall be removed in accordance with the requirements of the Dewatering Easement.

         6. With respect to the Shoring and Tie Back Easement, the General Contractor confirms that it will follow normal de-tensioning of the tie-backs covered by such easement, and the related piles and lagging will be removed below grade in accordance with the Shoring and Tie Back Easement and the construction schedule for the Riviera Black Hawk.

         The foregoing representations, warranties and certifications are true and correct and each of you is entitled to rely on the foregoing in connection with the Initial Disbursements.


THE WEITZ COMPANY, INC.,
  as General Contractor



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 4 to EXHIBIT B-1

                        Architect's Closing Certification


                                  June 3, 1999

IBJ Whitehall Bank & Trust Company
  as Disbursement Agent
One State Street
New York, New York 10004

IBJ Whitehall Bank & Trust Company
  as Trustee
One State Street
New York, New York 10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re: Riviera Black Hawk, Inc., a Colorado corporation (the "Company") Cash Collateral and Disbursement Agreement
                Architect's Closing Certificate

Ladies and Gentlemen:

         The undersigned (the "Architect") hereby certifies to each of you as follows:

         1. The Architect has reviewed the above referenced Closing Certification from the Company and the Cash Collateral and Disbursement Agreement dated June 3, 1999, to which the Company is a party (as amended, supplemented or otherwise modified from time to time, the "Disbursement
Agreement"), to the extent necessary to understand the defined terms contained herein and in the Company's Closing Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. The Architect hereby certifies that, to the best of its knowledge and belief, based on its limited visual observation and the information provided to the Architect, the construction to date is substantially in compliance with the intent of the Plans as prepared by the Architect.

         3. The Architect hereby certifies that the current Plans for the Riviera Black Hawk comport with the Subdivision Agreement with respect to the setback and sidewalk requirements set forth therein applicable to the Riviera Black Hawk.

         The foregoing representations, warranties and certifications are true and correct and each of you is entitled to rely on the foregoing in connection with the Initial Disbursements.


MELICK ASSOCIATES, INC.,
  as Architect



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT B-2

       Form of Independent Construction Consultant's Closing Certification



                                  June 3, 1999



IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York, 10004

IBJ Whitehall Bank & Trust Company,
  as Trustee
One State Street
New York, New York, 10004

         Re:      Riviera Black Hawk, Inc., a Colorado corporation
                  Cash Collateral and Disbursement Agreement
                  Independent Construction Consultant's Closing Certification

Ladies and Gentlemen:

         This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), by and among IBJ Whitehall Bank & Trust Company, a New York banking association, as Disbursement Agent, IBJ Whitehall Bank & Trust Company, a New York banking association, as Trustee, CRSS Constructors, Inc., a Delaware corporation, as Independent Construction Consultant, and Riviera Black Hawk, Inc., a Colorado corporation (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         The Independent Construction Consultant hereby certifies to each of you as follows as contemplated by the Disbursement Agreement:

         1. The Independent Construction Consultant has received certified copies of all Plans and Contracts applicable to the construction of the Riviera Black Hawk and described on Schedule A hereto and, in the Independent Construction Consultant's professional opinion, such Plans and Contracts will permit the Riviera Black Hawk to be substantially completed in all material respects in accordance therewith on or prior to the Operating Deadline.

         2. The Initial Construction Disbursement Budget accurately sets forth the anticipated costs of constructing the Riviera Black Hawk so that the Riviera Black Hawk is substantially completed in all material respects in accordance therewith and with the Plans and Contracts prior to the Operating Deadline.

         3. The Independent Construction Consultant has received (a) an executed Initial Disbursements Certificate in the form attached to the Disbursement
Agreement as Exhibit A, together with all attachments thereto, and (b) an executed Company's Closing Certificate in the form attached to the Disbursement Agreement as Exhibit B-1, together with all attachments thereto.

         4. The Independent Construction Consultant has reviewed the Initial Disbursements Certificate and the Company's Closing Certificate and the
Independent Construction Consultant has no actual knowledge that the certifications set forth in such certificates are not true, correct and complete in all material respects; provided that the Independent Construction Consultant makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         5. [For Hard Costs Only With Respect to the Initial Disbursements:] The Independent Construction Consultant has received duly executed conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials relating to the Riviera Black Hawk (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on the Initial Disbursements Certificate.

         6. The Independent Construction Consultant has reviewed the duly executed acknowledgments of payment and unconditional lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials relating to the Riviera Black Hawk (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld), separately provided by the Company prior to the date hereof (other than those relating to payments to be made with the Initial Disbursements, if any), which releases are in form and substance reasonably satisfactory to the Independent Construction Consultant and are in accordance with payments for construction of the Riviera Black Hawk prior to the date hereof.

         7. In the Independent Construction Consultant's professional opinion, the construction performed as of the date hereof is in accordance with the Plans and the payments made therefor prior to the date hereof, together with the Initial Disbursements (if any) to be made for work, supplies and/or labor provided in connection with the Riviera Black Hawk to date, are appropriate in light of the percentage of construction completed and the amount of stored materials and/or invoices submitted, as applicable. Further, all disbursements under the Initial Disbursements that are for Hard Costs have been incurred for work consistent with the Plans.

         8. The Independent Construction Consultant has reviewed all payments made prior to the date hereof for work, supplies and/or labor provided in connection with the Riviera Black Hawk to contractors, subcontractors, suppliers and materialmen and compared the invoices or other documentation supporting such payments with the respective Construction Disbursement Budget category and confirms that the total payments to date in such category do not exceed the budgeted amount for such category.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial Disbursements.


CRSS Constructors, Inc.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE A TO EXHIBIT B-2

                           List of Plans and Contracts






                                  See attached.

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT B-3

               Form of Disbursement Agent's Closing Certification

                                  June 3, 1999


IBJ Whitehall Bank & Trust Company,
  as Trustee
One State Street
New York, New York, 10004

         Re: Riviera Black Hawk, Inc., a Colorado corporation Cash Collateral and Disbursement Agreement
                  Disbursement Agent's Closing Certification

Ladies and Gentlemen:

         This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), by and among IBJ Whitehall Bank & Trust Company, a New York banking association, as Disbursement Agent, IBJ Whitehall Bank & Trust Company, a New York banking association, as Trustee, CRSS Constructors, Inc., as Independent Construction Consultant, a Delaware corporation, and Riviera Black Hawk, Inc., a Colorado corporation, (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         The   Disbursement   Agent  hereby  certifies  to  you  as  follows  as
contemplated by the Disbursement Agreement:

         1. The Accounts and the Disbursed Funds Account have been established as contemplated by the Disbursement Agreement.

         2.  The  Disbursement  Agent  has  reviewed  (a)  an  executed  Initial
Disbursements Certificate from the Company in the form attached to the Disbursement Agreement as Exhibit A, (b) an executed Closing Certificate from the Company in the form attached to the Disbursement Agreement as Exhibit B-1,
(c) an executed Closing Certificate from the Independent Construction Consultant in the form attached to the Disbursement Agreement as Exhibit B-2, and (d) an executed Closing Certificate from the Trustee in the form attached to the Disbursement Agreement as Exhibit B-4, in each case with any exhibits attached and executed (as applicable) by the parties thereto.

         The foregoing representations, warranties and certifications are true, complete and correct and you are entitled to rely on the foregoing in connection with the Initial Disbursements.


IBJ WHITEHALL BANK & TRUST COMPANY,
  as Disbursement Agent



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT B-4

                     Form of Trustee's Closing Certification

                                  June 3, 1999


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

         Re: Riviera Black Hawk, Inc., a Colorado corporation Cash Collateral and Disbursement Agreement
                  Trustee's Closing Certification

Ladies and Gentlemen:

         This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), by and among IBJ Whitehall Bank & Trust Company, a New York banking association, as Disbursement Agent, IBJ Whitehall Bank & Trust Company, a New York banking association, as Trustee, CRSS Constructors, Inc., a Delaware corporation, as Independent Construction Consultant, and Riviera Black Hawk, Inc., a Colorado corporation, as an issuer (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         The Trustee hereby certifies to you as follows as contemplated by the above-referenced Disbursement Agreement:

         1. The Trustee has received (a) an executed Initial Disbursements Certificate from the Company in the form attached to the Disbursement Agreement as Exhibit A, (b) an executed Closing Certification from the Company in the form attached to the Disbursement Agreement as Exhibit B-1 and (c) an executed Closing Certification from the Disbursement Agent in the form attached to the Disbursement Agreement as Exhibit B-3, in each case with all exhibits and attachments attached and executed (as applicable) by the parties thereto.

         2. The Trustee has received from the Title Insurer the Title Policy, or a pro forma of the Title Policy with a letter agreement from the Title Insurer agreeing to issue title in the form of such pro forma.

         The foregoing representations, warranties and certifications are true, complete and correct and you are entitled to rely on the foregoing in connection with the Initial Disbursements.


IBJ WHITEHALL BANK & TRUST COMPANY,
  as Trustee



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                    EXHIBIT C

                      Form of Interest Disbursement Request


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

IBJ Whitehall Bank & Trust Company,
  as Trustee
One State Street
New York, New York 10004

         Re: Riviera Black Hawk, Inc., a Colorado corporation Cash Collateral and Disbursement Agreement
                  Interest Disbursement Request

                             Date: ----------------1

Ladies and Gentlemen:

         This Interest Disbursement Request is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), among IBJ Whitehall Bank & Trust Company, a New York banking association, as Disbursement Agent, IBJ Whitehall Bank & Trust Company, a New York banking association, as Trustee, CRSS Constructors, Inc., a Delaware corporation, as Independent Construction Consultant, and Riviera Black Hawk, Inc., a Colorado corporation, (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         Pursuant to Sections 4.1 and 5.1 of the Disbursement Agreement, the Disbursement Agent is hereby directed to liquidate Government Securities (to the extent required) in the Interest Reserve Account and to pay to the Trustee on _____________ (the "Interest Payment Date") $_____________ of funds from the Interest Reserve Account. The undersigned hereby certifies that payments in an amount equal to such sums will be due and payable on the Notes on the Interest Payment Date.




-----------------
1 To be delivered no less than ten (10) days prior to the respective Interest Payment Date.

         Please confirm the transfer described above by returning a notice of confirmation to the undersigned at the address set forth above.


RIVIERA BLACK HAWK, INC.,
a Colorado corporation



By:--------------------------
Name:------------------------
Title:-----------------------

[address for purposes of notice of confirmation]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT D-1

         Form of Completion Reserve Disbursement Request and Certificate

                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

         Re: Completion Reserve Disbursement Request No. _____________ under Cash Collateral and Disbursement Agreement
                 Amount Requested:  $

Ladies and Gentlemen:

         Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), hereby submits this Completion Reserve Disbursement Request and Certificate (this "Request") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         The Company hereby requests that you, in your capacity under the Disbursement Agreement, disburse $___________________ (the "Disbursement") from the Completion Reserve Account to the Construction Disbursement Account to permit the Company to use the funds so disbursed to complete the construction of the Riviera Black Hawk so that it may be Operating prior to the Operating Deadline and/or to commence or continue operations thereof.

         In connection with the requested Disbursement, the Company represents, warrants and certifies as follows:

         1. The funds disbursed pursuant to this requested Disbursement will be used in accordance with the terms of the Indenture, the Disbursement Agreement and the other Collateral Documents.

         2. [For Disbursements Prior to Operating:] The funds disbursed pursuant to this Request shall be used, upon disbursement from the Construction Disbursement Account, solely for the payment of approved Hard Costs and Soft Costs (as applicable) relating to the design, development, engineering, construction, installation, completion of construction and commencement of operations of the Riviera Black Hawk, and such funds are reasonably necessary to permit completion of construction and commencement of operations of the Riviera Black Hawk in accordance with the Final Plans so that it may be Operating on or prior to the Operating Deadline.

         3. [For Post-Operating Disbursements Prior To And Including The Final CDA Disbursement:] The Riviera Black Hawk has previously commenced Operating. The funds disbursed pursuant to this Request shall be used, upon disbursement from the Construction Disbursement Account, solely for the payment of approved Hard Costs and Soft Costs (as applicable) relating to the completion of construction, commencement of operations and the operation of the Riviera Black Hawk and working capital or other construction purposes permitted under the Indenture, and such funds are reasonably necessary to permit completion of construction in accordance with the Final Plans, commencement of operations and/or operation of the Riviera Black Hawk.

         4. The  following  circumstances  resulted  in the  cost to  [complete]
[commence operations of] [operate] the Riviera Black Hawk to exceed (as applicable) the Initial Construction Disbursement Budget or, if the Initial Construction Disbursement Budget has previously been amended, the Construction Disbursement Budget:

            -------------------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------

         5. The circumstances described in the preceding paragraph were not reasonably anticipated by the Company in preparing (as applicable) the Initial Construction Disbursement Budget or, if the Initial Construction Disbursement Budget has been amended, in preparing the latest amendment to the Construction Disbursement Budget, for the following reasons:

            -------------------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------

         6. [For Disbursements Prior to Operating:] After giving effect to the above requested Disbursement, there will be sufficient Available Funds to pay for the anticipated costs to complete the Riviera Black Hawk in accordance with the Construction Disbursement Budget, as amended pursuant to the attached Construction Disbursement Budget Amendment Certificate, on or prior to the Operating Deadline, and the Company does not believe that any other expenses will need to be incurred by the Company in order to cause the Riviera Black Hawk to be Operating on or prior to the Operating Deadline.

         7. [For Disbursements Prior to Operating:] The Company reasonably believes that the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         8. Immediately prior and upon giving effect to the above requested Disbursement, there is no Default or Event of Default.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in making the Disbursement.

         Attached to this Request is (i) a certificate from the Independent Construction Consultant, (ii) a certificate from the General Contractor and
(iii) a Construction Disbursement Budget Amendment Certificate.

RIVIERA BLACK HAWK, INC.,
a Colorado corporation



By:--------------------------
Name:------------------------
Title:-----------------------


Received and Reviewed:

RIVIERA HOLDINGS CORP.



By:--------------------------
Name:------------------------
Title:-----------------------

CRSS CONSTRUCTORS, INC.,
as the Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 TO EXHIBIT D-1

           Form of Certificate of Independent Construction Consultant
                     Completion Reserve Disbursement Request

                                     [Date]



IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

     Re: Completion Reserve Disbursement Request No. _________________ under Cash Collateral and Disbursement Agreement of Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "Independent Construction Consultant") hereby certifies as follows:

         1. The Independent Construction Consultant has reviewed the above-referenced Completion Reserve Disbursement Request (the "Request") and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement
Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), is a party. Capitalized terms used and not otherwise defined herein shall have the same meanings given in the Request.

         2. [For Disbursements Prior to Operating:] The Independent Construction Consultant represents, warrants and certifies that (a) the funds requested to fund both Hard Costs and Soft Costs (as applicable) under the Request are reasonably necessary to permit completion of construction of the Riviera Black Hawk in accordance with the Final Plans so that it may be Operating prior to the Operating Deadline, (b) after giving effect to the requested Disbursement, there will be sufficient Available Funds to pay for the anticipated costs to complete the Riviera Black Hawk in accordance with the Construction Disbursement Budget, as amended to date (after giving effect to the Construction Disbursement Budget Amendment Certificate delivered in connection with the Request), on or prior to the Operating Deadline, and the Independent Construction Consultant is not aware at this time of any other expenses that the Company will need to incur in order to cause the Riviera Black Hawk to be Operating prior to the Operating Deadline,
(c) nothing has come to the attention of the Independent Construction Consultant that would cause it to reasonably believe the Riviera Black Hawk will not be Operating on or prior to the Operating Deadline, and (d) the Independent Construction Consultant has no actual knowledge of (i) any Default or Event of Default that exists or which may occur as a result of the making of the Disbursement, or (ii) any material errors, inaccuracies, misstatements or omissions of fact in the Request or any exhibit or attachment thereto.

         3. [For Post-Operating Disbursements Other Than The Final CRA Disbursement:] The Independent Construction Consultant represents, warrants and certifies that (a) the funds requested to fund both Hard Costs and Soft Costs (as applicable) under the Request are reasonably necessary to permit completion of construction of the Riviera Black Hawk in accordance with the Final Plans,
(b) after giving effect to the requested Disbursement, there will be sufficient Available Funds to pay for the anticipated costs to complete the Riviera Black Hawk in accordance with the Construction Disbursement Budget, as amended to date (after giving effect to the Construction Disbursement Budget Amendment Certificate delivered in connection with the Request), and the Independent Construction Consultant is not aware at this time of any other expenses that the Company will need to incur in order to complete the Riviera Black Hawk in accordance with the Final Plans, and (c) the Independent Construction Consultant has no actual knowledge of (i) any Default or Event of Default that exists or which may occur as a result of the making of the Disbursement, or (ii) any material errors, inaccuracies, misstatements or omissions of fact in the Request or any exhibit or attachment thereto; provided that no certification is made herein with respect to any matters relating to the status of Gaming Licenses or compliance with Gaming Laws.

         4. Pursuant to its duties under the Disbursement Agreement, the Independent Constructor Consultant has inspected the Riviera Black Hawk within the previous four weeks of the date of this certificate.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.


CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 TO EXHIBIT D-1

                    Form of Certificate of General Contractor

                     Completion Reserve Disbursement Request

                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

     Re: Completion Reserve Disbursement Request No. _______________ under Cash Collateral and Disbursement Agreement of Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "General Contractor") hereby certifies as follows:

         1. The General Contractor has reviewed the above referenced Completion Reserve Disbursement Request (the "Request") and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), is a party, to the extent necessary to understand the defined terms contained herein and in the Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement

         2. [For Disbursements Prior To Operating:] The General Contractor hereby represents, warrants and certifies that (a) the funds requested under the Request are reasonably necessary to permit completion of construction of the Riviera Black Hawk in accordance with the Final Plans so that it will be Operating on or prior to the Operating Deadline, (b) after giving effect to the requested Disbursement (as defined in the Request), there will be sufficient Available Funds to pay for the anticipated costs to complete the Riviera Black Hawk in accordance with the Construction Disbursement Budget, as amended to date (after giving effect to the Construction Disbursement Budget Amendment
Certificate delivered in connection with the Request), on or prior to the Operating Deadline, and the General Contractor is not aware at this time of any other expenses that the Company will need to incur in order to cause the Riviera Black Hawk to be Operating on or before the Operating Deadline, and (c) the General Contractor reasonably believes that the Riviera Black Hawk will be Operating on or prior to the Operating Deadline;

provided that the foregoing representations, warranties and certifications do not include any matters relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         3. [For Post-Operating Disbursements Other Than The Final CRA Disbursement:] The General Contractor hereby represents, warrants and certifies that (a) the funds requested under the Request are reasonably necessary to permit completion of construction of the Riviera Black Hawk in accordance with the Final Plans and (b) after giving effect to the requested Disbursement (as defined in the Request), there will be sufficient Available Funds to pay for the anticipated costs to complete the Riviera Black Hawk in accordance with the Construction Disbursement Budget, as amended to date (after giving effect to the Construction Disbursement Budget Amendment Certificate delivered in connection with the Request), and the General Contractor is not aware at this time of any other expenses that the Company will need to incur in order to complete the Riviera Black Hawk in accordance with the Final Plans.

         The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.


THE WEITZ COMPANY, INC.,
  as General Contractor



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 3 TO EXHIBIT D-1

             Construction Disbursement Budget Amendment Certificate




                                [To be attached]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT D-2

                       Form of Post-Final CDA Disbursement

             Completion Reserve Disbursement Request and Certificate



                                     [Date]



IBJ Whitehall Bank & Trust Company,
   as Disbursement Agent
One State Street
New York, New York  10004

         Re: Completion Reserve Disbursement Request No. _____________ under Cash Collateral and Disbursement Agreement
                 Amount Requested:  $

Ladies and Gentlemen:

         Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), hereby submits this Completion Reserve Disbursement Request and Certificate (this "Request") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         The Company hereby requests that you, in your capacity under the Disbursement Agreement, make a disbursement of [$______________ for Hard Costs] [and] [$____________ for Soft Costs] (collectively, the "Disbursement") from the Completion Reserve Account to the Disbursed Funds Account so that the Company may distribute checks or issue wire transfers drawn on the Disbursed Funds Account to the parties identified on Schedule 1 attached hereto in the respective amounts listed for such parties therein (the "Project Cost Schedule") to permit the Company to use the funds so disbursed for working capital and other permitted construction purposes in connection with the Riviera Black Hawk.

         In connection with the requested Disbursement, the Company represents, warrants and certifies as follows:

         1. The funds disbursed pursuant to this requested Disbursement will be used in accordance with the terms of the Indenture, the Disbursement Agreement and the other Collateral Documents.

         2. [For Hard Cost Disbursements Only:] With respect to Hard Cost disbursements, Schedule 1 accurately lists each party for whom payment is requested and, for each line item and for each party to whom payment is requested with respect to such line item, the following: (a) the name of the payee to be paid; (b) the current payment requested; (c) the increase or decrease in accrued but unpaid Retainage

Amount, if any, for such payee since the last Disbursement Request (after giving effect to the payment contemplated by this Disbursement Request); (d) the total amount contemplated to be payable to such payee under the terms of its applicable Contract through completion of all work and delivery of all materials contemplated by the Contract (i.e., the total contract amount); (e) the total payments made to such payee under its applicable Contract as of the Issue Date;
(f) the total payments made to such payee since the Issue Date (after giving effect to the payment contemplated by this Disbursement Request); (g) the sum of all payments made to such payee (after giving effect to the payment contemplated by this Disbursement Request) (i.e., the sum of (e) and (f) above); (h) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such Contract (after giving effect to the payment contemplated by this Disbursement Request); and (i) the percentage of the work actually completed, or the materials actually delivered, under the Contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by the Contract through completion), or, if payment is to be made based on invoice, confirmation that a copy of the applicable invoice is attached, and a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, Schedule 1 also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments, specifying the line item relating to each such payment. The information set forth in Schedule 1 is true, correct and complete.

         3. [For Soft Cost Disbursements Only:] With respect to Soft Cost disbursements, Schedule 1 accurately lists each party and/or purpose for which payment is requested and, for each line item and for each party and/or purpose for which payment is requested with respect to such line item, the following:
(a) the name of the payee to be paid or if it is for Working  Capital  Expenses,
(b) the current payment requested, and (c) a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, Schedule 1 also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment. The information set forth in Schedule 1 is true, correct and complete.

         4. [For Hard Cost Disbursements Only:] With respect to Hard Cost disbursements, the Company has delivered or caused to be delivered to the Independent Construction Consultant (a) true and complete invoices that have been tendered for all Hard Costs for which disbursement is requested hereunder,
(b) duly executed conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services relating to the Riviera Black Hawk (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on this Disbursement Request, and (c) duly executed acknowledgments of payment and unconditional lien releases, in form and substance satisfactory to the Independent Construction Consultant, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld).

         5. The Construction Disbursement Budget presently in effect for the Riviera Black Hawk is dated _________________ and includes all amendments through Construction Disbursement Budget Amendment No. ____. Said Construction Disbursement Budget accurately sets forth the anticipated costs to complete the Riviera Black Hawk construction in accordance with the Final Plans. The total payments by the Company with respect to each line item component described in the Construction Disbursement Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested Disbursement shall not exceed the amount budgeted on the Construction Disbursement Budget for such line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Company reasonably believes that the estimated cost to complete such work or payment will not exceed the difference between (a) the amount budgeted for such line item on the Construction
Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and
(ii) any Retainage Amounts then held with respect to such line item.

         6. After giving effect to the requested disbursement from the Completion Reserve Account and the payments contemplated from the Disbursed Funds Account in connection therewith, there will be sufficient Available Funds to pay for the anticipated costs described in paragraph 5 above (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget, and the Company does not believe that any other expenses will need to be paid or incurred by the Company in order to cause the Riviera Black Hawk to be completed in accordance with the Final Plans.

         7. [For Disbursements Other Than The Final CRA Disbursement:] The Riviera Black Hawk has previously commenced Operating. The funds disbursed pursuant to this Request shall be used, upon disbursement from the Completion Reserve Account, solely for the payment of approved Hard Costs and Soft Costs (as applicable) relating to the completion of construction, commencement of operations and the operation of the Riviera Black Hawk, and such funds are reasonably necessary to permit completion of construction in accordance with the Final Plans, commencement of operations and operation of the Riviera Black Hawk.

         8. [If Amending The Construction Disbursement Budget:] The following circumstances resulted in the cost to [complete] [commence operations of] the Riviera Black Hawk to exceed (as applicable) the Initial Construction Disbursement Budget or, if the Initial Construction Disbursement Budget has previously been amended, the Construction Disbursement Budget:

            -------------------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------

         9. [If Amending The Construction Disbursement Budget:] The circumstances described in the preceding paragraph were not reasonably anticipated by the Company in preparing (as applicable) the Initial Construction Disbursement Budget or, if the Initial Construction Disbursement Budget has been amended, in preparing the latest amendment to the Construction Disbursement Budget, for the following reasons:

            -------------------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------

         10. [Hard Costs Only:] As of the date hereof, the Company has submitted to the Independent Construction Consultant all Plans applicable to the Disbursement requested herein which, as of the date hereof, constitute Final Plans. Further, all disbursements requested under this Disbursement Request are for the payment of Construction Expenses incurred for work consistent with the Plans which the Company reasonably believes are, or ultimately will become, Final Plans. The construction performed as of the date hereof is of first quality and in accordance with the Plans for the Riviera Black Hawk and the Disbursement is appropriate in light of the percentage of construction completed, the amount of stored materials and advance deposits required for materials provided for in the Construction Disbursement Budget presently in effect.

         11. All disbursements previously requested by the Company and made by the Disbursement Agent into the Disbursed Funds Account prior to the date hereof (other than Advance Disbursements permitted to be outstanding under the Disbursement Agreement) have been disbursed by the Company in substantially the manner certified by the Company in the applicable Disbursement Request.

         12. The Company has previously delivered to the Independent Construction Consultant copies of all Contracts to which the Company is a party for the Riviera Black Hawk with payment obligations of at least Thirty Thousand Dollars ($30,000) and, with respect to each such Contract: (a) if it is a Material Construction Document, a Consent to Collateral Assignment of Contract in the form attached as Exhibit H to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Company and the Trustee as additional insureds), if any, as the Company may require to be provided to the Company pursuant to any Contract. Each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

         13. Immediately prior and upon giving effect to the above requested Disbursement, there is no Default or Event of Default.

         14. [For the Final CRA Disbursement:] The Riviera Black Hawk is completed in accordance with the Final Plans and all applicable building and other laws, ordinances and regulations. The Riviera Black Hawk has been Operating for at least the previous one-hundred-eighty (180) days uninterrupted, and no lien, notice of lien, or notice of extension of time for filing of lien has been filed against the Property in favor of any contractor, subcontractor, supplier or materialman which have not been released or removed of record prior to the date hereof. There is no ongoing construction in connection with the Riviera Black Hawk (other than maintenance and repairs in the ordinary course of business).

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in making the Disbursement.

         Attached to this Request is (i) [For Hard Cost Disbursements, Soft Cost Disbursements (Other Than Working Capital) And/Or The Final CRA Disbursement Only:] a certificate from the Independent Construction Consultant, (ii) [For Hard Cost Disbursements Or Construction Disbursement Budget Amendments Only:] a certificate from the General Contractor, (iii) [For Hard Cost Disbursements Or Construction Disbursement Budget Amendments Only:] a certificate from the Architect and (iv) [For Construction Disbursement Budget Amendments Only:] if applicable, a Construction Disbursement Budget Amendment Certificate.


RIVIERA BLACK HAWK, INC.,
a Colorado corporation



By:--------------------------
Name:------------------------
Title:-----------------------


Received and Reviewed:

RIVIERA HOLDINGS CORP.



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 1 TO EXHIBIT D-2

  Project Cost Schedule for Completion Reserve Disbursement Request No. ______



                                [To be attached]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 TO EXHIBIT D-2

           Form of Certificate of Independent Construction Consultant Post-Final CDA Disbursement Completion Reserve Disbursement Request



                                     [Date]



IBJ Whitehall Bank & Trust Company,
   as Disbursement Agent
One State Street
New York, New York  10004

     Re: Completion Reserve Disbursement Request No. _________________ under Cash Collateral and Disbursement Agreement of Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "Independent Construction Consultant") hereby certifies as follows:

         1. The Independent Construction Consultant has reviewed the above-referenced Completion Reserve Disbursement Request (the "Request") and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement
Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), is a party. Capitalized terms used and not otherwise defined herein shall have the same meanings given in the Request.

         2. The Independent Construction Consultant represents, warrants and certifies that (a) the funds requested to fund Hard Costs and Soft Costs other than Working Capital Expenses (as applicable) under the Request are reasonably necessary to permit completion of construction of the Riviera Black Hawk in accordance with the Final Plans, (b) after giving effect to the requested Disbursement and the payments contemplated from the Disbursed Funds Account in connection therewith, there will be sufficient Available Funds to pay for the anticipated costs to complete the Riviera Black Hawk in accordance with the Construction Disbursement Budget, as amended to date (after giving effect to the Construction Disbursement Budget Amendment Certificate delivered in connection with the Request, if any), and the Independent Construction Consultant is not aware at this time of any other expenses that the Company will need to incur in order to complete the Riviera Black Hawk in accordance with the Final Plans, and
(c) the Independent Construction Consultant has no actual knowledge of (i) any Default or Event of Default that exists or which may occur as a result of the making of the Disbursement, or (ii) any material errors, inaccuracies, misstatements or omissions of fact in the Request or any exhibit or attachment thereto; provided that no certification is made herein with respect to any matters relating to the status of Gaming Licenses or compliance with Gaming Laws.

         3. [For Hard Costs Only:] The Independent Construction Consultant has received from the Company all Plans applicable to the Disbursement requested pursuant to (and as defined in) the Disbursement Request and, in the Independent Construction Consultant's professional opinion, the construction performed as of the date hereof is in accordance with the Plans, and the Disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials, and/or invoices submitted, as applicable. Further, all disbursements requested under this Disbursement Request that are for the payment of Hard Costs have been incurred for work consistent with the Plans.

         4. The Independent Construction Consultant has reviewed all disbursements made prior to the date hereof from the Construction Disbursement Account and, after the Final CDA Disbursement, the Completion Reserve Account (other than disbursements for Working Capital Expenses), and compared the invoices or other documentation supporting such disbursements with the respective Construction Disbursement Budget category presently in effect and confirms that the total disbursements to date in such category do not exceed the budgeted amount for such category, taking into account amounts reimbursed by the Company to the Completion Reserve Account after the Final CDA Disbursement for Working Capital Expenses.

         5. The Independent Construction Consultant does not dispute the appropriateness of any item or items the value of which exceeds Fifty Thousand Dollars ($50,000) funded with the proceeds of a previous Disbursement Request.

         6. The Construction Disbursement Budget accurately sets forth the anticipated costs of completion of the Riviera Black Hawk in accordance with the Final Plans.

         7. Pursuant to its duties under the Disbursement Agreement, the Independent Constructor Consultant has inspected the Riviera Black Hawk within the previous four weeks of the date of this certificate.

         8. [For Hard Costs Only] The Independent Construction Consultant has received (a) duly executed conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials relating to the Riviera Black Hawk (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on the Disbursement Request, and (b) duly executed acknowledgments of payment and unconditional lien releases, in form and substance satisfactory to the Independent Construction Consultant, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld).

         9. [For Soft Costs Only] With respect to Soft Cost disbursements (other than for Working Capital Expenses), the Independent Construction Consultant has reviewed Schedule 1 to the Disbursement Request and hereby certifies that there is adequate availability in the applicable line item under the Construction Disbursement Budget presently in effect with respect to each such Soft Cost disbursement requested under the Disbursement Request.

         10. The Independent Construction Consultant has previously received from the Company copies of all Contracts to which the Company is a party for the Riviera Black Hawk with payment obligations of at least Thirty Thousand Dollars ($30,000) and, with respect to each such Contract: (a) if it is a Material Construction Document, a Consent to Collateral Assignment of Contract in the form attached as Exhibit H to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Company and the Trustee as additional insureds), if any, as the Company may require to be provided to the Company pursuant to any Contract. To the knowledge of the Independent Construction Consultant, each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

         11. The Independent Construction Consultant has reviewed (a) all disbursements (other than disbursements for Working Capital Expenses) made from the Completion Reserve Account in excess of $100,000 and (b) a sampling of at least twenty percent (20%) of those disbursements from the Completion Reserve Account individually less than $100,000, and has compared the documentation supporting such disbursements with the respective Construction Disbursement Budget category presently in effect to confirm that the total disbursements to date in such category do not exceed the budgeted amount for such category.

         12. [For the Final CRA Disbursement:] The Riviera Black Hawk is complete in accordance with the Final Plans. The Riviera Black Hawk has been Operating for at least the previous one-hundred-eighty (180) days uninterrupted, and no lien, notice of lien, or notice of extension of time for filing of lien has been filed against the Property by any contractor, subcontractor, supplier or materialman which have not otherwise been released or removed of record prior to the date hereof; provided that no certification is made herein with respect to any matters relating to the status of Gaming Licenses or compliance with Gaming Laws. To the Independent Construction Consultant's actual knowledge, (i) immediately prior to and after giving effect to the Disbursement, there is no and will not be any Default or Event of Default, and (ii) there are no material errors, inaccuracies, misstatements or omissions of fact in the Request or any exhibit or attachment thereto. There is no ongoing construction in connection with the Riviera Black Hawk (other than maintenance and repairs in the ordinary course of business).

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 TO EXHIBIT D-2

                    Form of Certificate of General Contractor
       Post-Final CDA Disbursement Completion Reserve Disbursement Request

                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

     Re: Completion Reserve Disbursement Request No. _______________ under Cash Collateral and Disbursement Agreement of Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "General Contractor") hereby certifies as follows:

         1. The General Contractor has reviewed the above referenced Completion Reserve Disbursement Request (the "Request") and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), is a party, to the extent necessary to understand the defined terms contained herein and in the Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement

         2. The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 2, 4, 5, 6, 9 and 10 of the above-referenced Disbursement Request as if made by and on behalf of the General Contractor directly; provided that the General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk is or has been Operating.

         The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.


THE WEITZ COMPANY, INC.,
  as General Contractor



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 3 TO EXHIBIT D-2

                        Form of Certificate of Architect
       Post-Final CDA Disbursement Completion Reserve Disbursement Request

                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

     Re: Completion Reserve Disbursement Request No. _______________ under Cash Collateral and Disbursement Agreement of Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "Architect") hereby certifies as follows:

         1. The Architect has reviewed the above referenced Completion Reserve Disbursement Request (the "Request") and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), is a party, to the extent necessary to understand the defined terms contained herein and in the Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement

         2. The Architect has inspected the Riviera Black Hawk within the preceding week and hereby certifies that, to the best of its knowledge and belief, based on its limited visual observation at the time of such inspection and the information provided to the Architect, the construction as of such date is substantially in compliance with the intent of the Plans as prepared by the Architect.

         The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.


MELICK ASSOCIATES, INC.,
  as Architect



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 4 TO EXHIBIT D-2

             Construction Disbursement Budget Amendment Certificate





                                [To be attached]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT E-1

            Form of Construction Disbursement Request and Certificate



                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York 10004

IBJ Whitehall Bank & Trust Company,
  as Trustee
One State Street
New York, New York, 10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re: Construction Disbursement Request No. ____________ under Cash Collateral and Disbursement Agreement
                  Amount Requested:  $

Ladies and Gentlemen:

         Riviera  Black Hawk,  Inc.,  a Colorado  corporation  (the  "Company"), hereby submits this Construction Disbursement Request and Certificate (the "Disbursement Request") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which each of you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         The Company hereby requests the Disbursement Agent, and requests the Independent Construction Consultant to authorize the Disbursement Agent, to make a disbursement of [$______________ for Hard Costs] [and] [$____________ for Soft Costs] (collectively, the "Disbursement") from the Construction Disbursement Account to the Disbursed Funds Account so that the Company may distribute checks or issue wire transfers drawn on the Disbursed Funds Account to the parties identified on Schedule 1 attached hereto in the respective amounts listed for such parties therein (the "Project Cost Schedule").

         In connection with the requested Disbursement, the Company represents, warrants and certifies as follows:

         1. [For Hard Cost Disbursements Only:] With respect to Hard Cost disbursements, Schedule 1 accurately lists each party for whom payment is requested and, for each line item and for each party to whom payment is requested with respect to such line item, the following: (a) the name of the payee to be paid; (b) the current payment requested; (c) the increase or decrease in accrued but unpaid Retainage Amount, if any, for such payee since the last Disbursement Request (after giving effect to the payment contemplated by this Disbursement Request); (d) the total amount contemplated to be payable to such payee under the terms of its applicable Contract through completion of all work and delivery of all materials contemplated by the Contract (i.e., the total contract amount); (e) the total payments made to such payee under its applicable Contract as of the Issue Date; (f) the total payments made to such payee since the Issue Date (after giving effect to the payment contemplated by this Disbursement Request); (g) the sum of all payments made to such payee (after giving effect to the payment contemplated by this Disbursement Request) (i.e., the sum of (e) and (f) above); (h) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such Contract (after giving effect to the payment contemplated by this Disbursement Request); and (i) the percentage of the work actually completed, or the materials actually delivered, under the Contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by the Contract through completion), or, if payment is to be made based on invoice, confirmation that a copy of the applicable invoice is attached, and a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, Schedule 1 also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments, specifying the line item relating to each such payment. The information set forth in Schedule 1 is true, correct and complete.

         2. [For Soft Cost Disbursements Only:] With respect to Soft Cost disbursements, Schedule 1 accurately lists each party and/or purpose for which payment is requested and, for each line item and for each party and/or purpose for which payment is requested with respect to such line item, the following:
(a) the name of the payee to be paid or if it is for Working  Capital  Expenses,
(b) the current payment requested, and (c) a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, Schedule 1 also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment. The information set forth in Schedule 1 is true, correct and complete.

         3. [For Hard Cost Disbursements Only:] With respect to Hard Cost disbursements, the Company has delivered or caused to be delivered to the Independent Construction Consultant (a) true and complete invoices that have been tendered for all Hard Costs for which disbursement is requested hereunder,
(b) duly executed conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services relating to the Riviera Black Hawk (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on this Disbursement Request, and (c) duly executed acknowledgments of payment and unconditional lien releases, in form and substance satisfactory to the Independent Construction Consultant, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to

Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld).

         4. The Construction Disbursement Budget presently in effect for the Riviera Black Hawk is dated _________________ and includes all amendments through Construction Disbursement Budget Amendment No. ____. Said Construction Disbursement Budget accurately sets forth the anticipated costs to complete the Riviera Black Hawk construction [[For Disbursements Prior To Operating:] through the date that the Riviera Black Hawk is Operating and] in accordance with the Plans. The total payments by the Company with respect to each line item component described in the Construction Disbursement Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested
Disbursement   shall  not  exceed  the  amount  budgeted  on  the   Construction
Disbursement Budget for such line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Company reasonably believes that the estimated cost to complete such work or payment will not exceed the difference between (a) the amount budgeted for such line item on the Construction Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

         5.  After  giving  effect  to  the  requested   disbursement  from  the
Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, together with, in the event any Advance Disbursements have been made on or prior to the date hereof and have not otherwise been documented as required under the Disbursement Agreement, each such Advance Disbursement from the Construction Disbursement Account, there will be sufficient Available Funds to pay for the anticipated costs described in paragraph 4 above (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget, and the Company does not believe that any other expenses will need to be paid or incurred by the Company in order to cause the Riviera Black Hawk to be [[For Disbursements Prior To Operating:] Operating on or prior to the Operating Deadline and] completed in accordance with the Plans.

         6. Immediately prior to and upon giving effect to this Disbursement Request, there is no and will not be any Default or Event of Default.

         7. [Hard Costs Only:] As of the date hereof, the Company has submitted to the Independent Construction Consultant all Plans applicable to the Disbursement requested herein which, as of the date hereof, constitute Final Plans. Further, all disbursements requested under this Disbursement Request are for the payment of Construction Expenses incurred for work consistent with the Plans which the Company reasonably believes are, or ultimately will become, Final Plans [[For Disbursements Prior To Operating:] and which will permit the Company to complete construction of the Riviera Black Hawk on or prior to the Operating Deadline]. The construction performed as of the date hereof is of first quality and in accordance with the Plans for the Riviera Black Hawk and the Disbursement is appropriate in light of the percentage of construction completed, the amount of stored materials and advance deposits required for materials provided for in the Construction Disbursement Budget presently in effect.

         8. [For Disbursements Prior To Operating:] As of the date hereof, the Company reasonably believes that the date on which the Riviera Black Hawk will become Operating will occur on or prior to the Operating Deadline.

         9. All disbursements previously requested by the Company and made by the Disbursement Agent into the Disbursed Funds Account prior to the date hereof (other than Advance Disbursements permitted to be outstanding under the Disbursement Agreement) have been disbursed by the Company in substantially the manner certified by the Company in the applicable Construction Disbursement Request or Advance Request (as applicable).

         10. This Disbursement Request, as well as the Disbursement requested, is, and such Disbursement will be used, in compliance with the Disbursement Agreement and the Indenture.

         11. The Company has previously delivered to the Independent Construction Consultant copies of all Contracts to which the Company is a party for the Riviera Black Hawk with payment obligations of at least Thirty Thousand Dollars ($30,000) and, with respect to each such Contract: (a) if it is a Material Construction Document, a Consent to Collateral Assignment of Contract in the form attached as Exhibit H to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Company and the Trustee as additional insureds), if any, as the Company may require to be provided to the Company pursuant to any Contract. Each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

         12. [For Disbursements Immediately Following Completion Of Any Foundation For Any Building Within The Riviera Black Hawk:] The Company has delivered to the Independent Construction Consultant, on a building-by-building basis, a foundation endorsement from the Title Company insuring that the foundations for each building within the Riviera Black Hawk are constructed wholly within the boundaries of the Property then owned in fee simple by the Company and does not encroach on any easements or violate any covenants, conditions or restrictions of record.

         13. [For the Final CDA Disbursement Only:] The Riviera Black Hawk is substantially complete in all material respects in accordance with the Final Plans with respect to the Minimum Facilities and all applicable building and other laws, ordinances and regulations. The Riviera Black Hawk has been Operating for at least the previous thirty (30) days uninterrupted. There is no ongoing construction in connection with the Riviera Black Hawk (other than maintenance and repairs in the ordinary course of business and other than construction associated with the Riviera Black Hawk, including all punch list items (exclusive of Retainage Amounts), in an aggregate amount (exclusive of Retainage Amounts) not to exceed $250,000). As of the date hereof, the amount necessary to complete the Riviera Black Hawk in accordance with the Final Plans, including all punch list items, is $_______ (the "Reserved Construction Amount"). The Company represents, warrants and covenants that an amount equal to the sum of (i) the Reserved Construction Amount and (ii) any unpaid Retainage Amounts due and owing as of the date hereof or hereafter shall be deposited in the Disbursed Funds Account from the proceeds of the Final CDA Disbursement and the Company shall use such funds to pay Construction Expenses (including such Retainage Amounts as the same become due and payable) to complete the Riviera Black Hawk in accordance with the Final Plans, including all punch list items.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

         [For Hard Cost Disbursements Only:] Attached to this Disbursement Request are certificates of the General Contractor and the Architect.


RIVIERA BLACK HAWK, INC.,
a Colorado corporation



By:--------------------------
Name:------------------------
Title:-----------------------


Received and Reviewed:


CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 1 TO EXHIBIT E-1

     Project Cost Schedule for Construction Disbursement Request No. ______





                                [To be attached]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 TO EXHIBIT E-1

         Form of Certificate of Independent Construction Consultant for

                 Disbursement Request for Construction Expenses



                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

         Re:      Disbursement Request No. __________ under
                  Cash Collateral and Disbursement
                  Agreement of Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "Independent Construction Consultant") hereby certifies as follows:

         1. The Independent Construction Consultant has reviewed the above-referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), is a party. All capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. The Independent Construction Consultant has received from the Company all Plans applicable to the Disbursement requested pursuant to (and as defined in) the Disbursement Request and, in the Independent Construction Consultant's professional opinion, the construction performed as of the date hereof is in accordance with the Plans, and the Disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials, and/or invoices submitted, as applicable. Further, all disbursements requested under this Disbursement Request that are for the payment of Hard Costs have been incurred for work consistent with the Plans[[For Disbursements Prior To Operating:], which will permit the Company to complete construction of the Riviera Black Hawk on or prior to the Operating Deadline].

         3. The Independent Construction Consultant has reviewed all disbursements made prior to the date hereof from the Construction Disbursement Account and compared the invoices or other documentation supporting such disbursements with the respective Construction Disbursement Budget category presently in effect and confirms that the total disbursements to date in such category do not exceed the budgeted amount for such category.

         4. The Independent Construction Consultant does not dispute the appropriateness of any item or items the value of which exceeds Fifty Thousand Dollars ($50,000) funded with the proceeds of a previous Construction Disbursement Request.

         5. The Construction Disbursement Budget accurately sets forth the anticipated costs of completion of the Riviera Black Hawk [For Disbursements Prior To Operating:] [through the date that the Riviera Black Hawk is Operating and] in accordance with the Plans.

         6. [For Disbursements Prior To Operating:] After giving effect to the requested disbursement from the Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, there will be sufficient Available Funds to pay for the anticipated costs to complete construction of the Riviera Black Hawk (and component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget presently in effect, and the Independent Construction Consultant is not aware of any other expenses that will be needed to be paid or incurred by the Company in order to cause the Riviera Black Hawk to be Operating prior to the Operating Deadline. The Independent Construction Consultant reasonably believes that the Riviera Black Hawk will be Operating prior to the Operating Deadline; provided that the Independent Construction Consultant makes no certification or confirmation relating to the status of Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         7. [For Post-Operating Disbursements Prior To The Final CDA Disbursement:] After giving effect to the requested disbursement from the Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, there will be sufficient Available Funds to pay for the anticipated costs to complete construction of the Riviera Black Hawk (and component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget presently in effect, and the Independent Construction Consultant is not aware of any other expenses that will be needed to be paid or incurred by the Company in order to complete the Riviera Black in accordance with the Final Plans.

         8. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Riviera Black Hawk within the previous four weeks of the date of this certificate.

         9. [For The Final CDA Disbursement Only:] The Riviera Black Hawk is substantially complete in all material respects in accordance with the Final Plans with respect to the Minimum Facilities. The Riviera Black Hawk has been Operating for at least the previous thirty (30) days uninterrupted; provided that no certification is made herein with respect to any matters relating to the status of Gaming Licenses or compliance with Gaming Laws. To the Independent Construction Consultant's actual knowledge, (a) immediately prior to and after giving effect to this requested Disbursement, there is no and will not be any Default or Event of Default, and (b) there are no material errors, inaccuracies, misstatements or omissions of fact in the Disbursement Request or any exhibit or attachment thereto. There is no ongoing construction in connection with the Riviera Black Hawk (other than maintenance and repairs in the ordinary course of business and other than construction associated with the Riviera Black Hawk, including all punch list items, in an aggregate amount not to exceed $250,000). The Independent Construction Consultant reasonably believes that the amount necessary as of the date hereof to complete the Riviera Black Hawk in accordance with the Final Plans, including all punch list items (exclusive of Retainage Amounts), should not exceed the Reserved Construction Amount as set forth and defined in the above-referenced Disbursement Request of the Company.

         10. [For Hard Costs Only] The Independent Construction Consultant has received (a) duly executed conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials relating to the Riviera Black Hawk (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on the Disbursement Request, and (b) duly executed acknowledgments of payment and unconditional lien releases, in form and substance satisfactory to the Independent Construction Consultant, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld).

         11. [For Soft Costs Only] With respect to Soft Cost disbursements, the Independent Construction Consultant has reviewed Schedule 1 to the Disbursement Request and hereby certifies that there is adequate availability in the applicable line item under the Construction Disbursement Budget presently in effect with respect to each Soft Cost disbursement requested under the Disbursement Request.

         12. The Independent Construction Consultant has previously received from the Company copies of all Contracts to which the Company is a party for the Riviera Black Hawk with payment obligations of at least Thirty Thousand Dollars ($30,000) and, with respect to each such Contract: (a) if it is a Material Construction Document, a Consent to Collateral Assignment of Contract in the form attached as Exhibit H to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Company and the Trustee as additional insureds), if any, as the Company may require to be provided to the Company pursuant to any Contract. To the knowledge of the Independent Construction Consultant, each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

         13. The Independent Construction Consultant has reviewed (a) all disbursements made from the Construction Disbursement Account in excess of $100,000 and (b) a sampling of at least twenty percent (20%) of those disbursements from the Construction Disbursement Account individually less than $100,000, and has compared the documentation supporting such disbursements with the respective Construction Disbursement Budget category presently in effect to confirm that the total disbursements to date in such category do not exceed the budgeted amount for such category.

         14. [For Disbursements Immediately Following Completion Of Any Foundation For Any Building Within The Riviera Black Hawk:] The Independent Construction Consultant has received a copy of a foundation endorsement, on a building-by-building basis, from the Title Company insuring that the foundations for each building within the Riviera Black Hawk are constructed wholly within the boundaries of the Property then owned in fee simple by the Company and that such foundation(s) does not encroach on any easements or violate any covenants, conditions or restrictions of record.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 TO EXHIBIT E-1

                  Form of Certificate of General Contractor for

                 Disbursement Request for Construction Expenses



                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re:      Disbursement Request No. ____________ under
                  Cash Collateral and Disbursement
                  Agreement of Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "General Contractor") hereby certifies as follows:

         1. The General Contractor has reviewed the above referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company") is a party, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 1, 3, 4, 5 and 7 of the above-referenced Disbursement Request as if made by and on behalf of the General Contractor directly; provided that the General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Date.

         3. [For Disbursements Prior To Operating:] The General Contractor hereby certifies that, to the best of its knowledge, the Riviera Black Hawk may be constructed prior to the Operating Deadline in accordance with the Construction Disbursement Budget presently in effect.

         The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.


THE WEITZ COMPANY, INC.,
  as General Contractor



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 3 TO EXHIBIT E-1

                      Form of Certificate of Architect for

                 Disbursement Request for Construction Expenses



                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re:      Disbursement Request No. _____________ under
                  Cash Collateral and Disbursement
                  Agreement of Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "Architect") hereby certifies as follows:

         1. The Architect has reviewed the above referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company") is a party, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. The Architect has inspected the Riviera Black Hawk within the preceding week and hereby certifies that, to the best of its knowledge and belief, based on its limited visual observation at the time of such inspection and the information provided to the Architect, the construction as of such date is substantially in compliance with the intent of the Plans as prepared by the Architect.

         The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.


MELICK ASSOCIATES, INC.,
  as Architect



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT E-2

              Form of Advance Disbursement Request and Certificate



                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re: Advance Disbursement Request No. __________ under Cash Collateral and Disbursement Agreement Amount Requested: $

Ladies and Gentlemen:

         Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), hereby submits this Advance Disbursement Request and Certificate (the
"Disbursement Request") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which each of you is a party. Capitalized terms used and not otherwise defined herein without definition shall have the meanings given in the Disbursement Agreement.

         The Company hereby requests that the Disbursement Agent make a disbursement of $_________ [aggregate Advance Disbursements not to exceed $1,500,000] from the Construction Disbursement Account to the Disbursed Funds Account.

         The Company hereby represents, warrants and certifies as follows:

         1. Amounts disbursed pursuant to this Disbursement Request shall be used solely for the following purposes in connection with the Riviera Black
Hawk:

            -------------------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------

         2. Prior to and after giving effect to this disbursement, there is and there will be no Default or Event of Default.

         3. In the event that any Advance Disbursements have previously been made, the Company has provided (or will provide within the period specified under the Disbursement Agreement) the same supporting documentation as is required under the Disbursement Agreement with respect to Construction Disbursement Requests within thirty (30) days after each such Advance Disbursement was made.

         4. The amount of the requested Disbursement hereunder, together with Advance Disbursements previously made to the Company which have not otherwise been documented as required in the Disbursement Agreement, do not exceed the amount of One Million Five Hundred Thousand Dollars ($1,500,000).

         5. The Construction Disbursement Budget presently in effect for the Riviera Black Hawk is dated _____________ and includes all amendments through Construction Disbursement Budget Amendment No. _____. Said Construction Disbursement Budget accurately sets forth the anticipated costs to complete the Riviera Black Hawk construction [[For Disbursements Prior To Operating:] through the date that the Riviera Black Hawk is Operating and] in accordance with the Plans.

         6. [For Disbursements Prior To Operating:] As of the date hereof, the Company reasonably believes that the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         7. The total payments by the Company with respect to each line item component described on the Construction Disbursement Budget (plus any Retainage Amounts held for such line item), after giving effect to the requested Advance Disbursement, shall not exceed the amount budgeted on the Construction Disbursement Budget for such line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Company reasonably believes that the estimated cost to complete such work or payment will not exceed the difference between: (a) the amount budgeted for such line item on the Construction Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the disbursement requested hereunder.


RIVIERA BLACK HAWK, INC.,
a Colorado corporation



By:--------------------------
Name:------------------------
Title:-----------------------


Received and Reviewed:

CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 TO EXHIBIT E-2

         Form of Certificate of Independent Construction Consultant for

             Advance Disbursement Request for Construction Expenses

                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

         Re: Advance Disbursement Request No. __________ under Cash Collateral and Disbursement Agreement of
                  Riviera Black Hawk, Inc.

Ladies and Gentlemen:

         The undersigned (the "Independent Construction Consultant") hereby certifies as follows:

         1. The Independent Construction Consultant has reviewed the above-referenced Advance Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), is a party. All capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. The Independent Construction Consultant has no actual knowledge (from the facts set forth in any Disbursement Request or any certificate, exhibit or attachment attached thereto or any other notice) that a Default or an Event of Default under the Indenture or the Disbursement Agreement exists and is continuing. The Independent Construction Consultant has no actual knowledge of any material errors, misstatements or omissions of fact in the above-referenced Advance Disbursement Request or any certificate, exhibit or attachment thereto, or information otherwise provided by the Company.

         3. [For Disbursements Prior To Operating:] The Construction Disbursement Budget presently in effect accurately sets forth the anticipated costs to complete the Riviera Black Hawk through the date that the Riviera Black Hawk is Operating.

         4.  After  giving  effect  to  the  requested   disbursement  from  the
Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, there will be sufficient Available Funds to pay for the anticipated costs to complete construction of the Riviera Black Hawk (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget [[For Disbursements Prior To Operating:] and the Independent Construction Consultant is not aware of any other expenses that will be needed to be paid or incurred by the Company in order to cause the Riviera Black Hawk to be Operating on or prior to the

Operating Deadline; provided that the Independent Construction Consultant makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline].

         5. [For Disbursements Prior To Operating:] The Independent Construction Consultant reasonably believes that the Riviera Black Hawk will be Operating on or prior to the Operating Deadline; provided that the Independent Construction Consultant makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         5. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Riviera Black Hawk within the previous four weeks of the date of this certificate.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.


CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                    EXHIBIT F

         Form of Construction Disbursement Budget Amendment Certificate

                                     [Date]

IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re: Riviera Black Hawk, Inc., Amendment No. ___________ to Construction Disbursement Budget for the Riviera Black Hawk

Ladies and Gentlemen:

         Riviera Black Hawk, Inc., a Colorado corporation ("the Company"), requests that the Construction Disbursement Budget for the Riviera Black Hawk (the "Construction Disbursement Budget") be amended as set forth on Schedule 1 to this certificate. This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which you are a party. Capitalized terms used and otherwise not defined herein shall have the meanings given in the Disbursement Agreement. In connection with the requested Construction Disbursement Budget amendment, the Company hereby represents, warrants and certifies as follows:

          1. The proposed amendment is set forth in Schedule 1 hereto. The proposed amendment is reasonably necessary in order to complete the work represented by any line item or line items in the Construction Disbursement Budget presently in effect (prior to giving effect to the proposed amendment) and will not result in a material lessening of the scope or quality of the work constituting the design or construction of the Riviera Black Hawk.

          2. The following circumstances resulted in the reasonable necessity of the proposed amendment:

               -------------------------------------------------------
               -------------------------------------------------------
               -------------------------------------------------------

          3. The circumstances described in paragraph 2 above were not reasonably anticipated by the Company in preparing the Initial Construction Disbursement Budget, and if the Initial Construction Disbursement Budget has been previously amended, as of the date of the last such amendment, for the following reasons:

               -------------------------------------------------------
               -------------------------------------------------------
               -------------------------------------------------------

          4. The Construction Disbursement Budget in effect immediately prior to the proposed amendment is attached to this Construction Disbursement Budget Amendment Certificate as Schedule 2, and the Construction Disbursement Budget which will be in effect upon the effectiveness of the proposed amendment is attached to this Construction Disbursement Budget Amendment as Schedule 3.

          5. Immediately following the proposed amendment: (i) the Construction Disbursement Budget will include all costs to be incurred in causing the Riviera Black Hawk to be [[For Amendments Prior To Operating:] Operating on or prior to the Operating Deadline and] completed in accordance with the Plans; (ii) the Available Funds will be sufficient to cause the Riviera Black Hawk (and the component parts thereof) to be [[For Amendments Prior To Operating:] Operating on or prior to the Operating
               Deadline and] completed in accordance with the Plans in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget; and (iii) the Construction Disbursement Budget will continue to reasonably establish the line item components of the work required to be undertaken in order to complete construction of the Riviera Black Hawk, and will continue to reasonably establish the cost of completing each line item component of such work.

          6. After giving effect to the proposed amendment, the Construction Disbursement Budget accurately sets forth in all material respects the anticipated Construction Expenses through completion of the construction of the Riviera Black Hawk and the various line item components thereof identified on the Construction Disbursement Budget, all within the line item allocations established for those components set forth in the Construction Disbursement Budget.

          7. [If Any Line Item On The Construction Disbursement Budget Is Reduced:] The Company reasonably expects that the work represented by the line item entitled ______________ will be completed for a total cost of $________, which amount is less than $___________ [should correspond to $ amount set forth in the Construction Disbursement Budget prior to proposed amendment] and such savings will be reallocated, pursuant to the amendment, to another line item in the Construction Disbursement Budget, whether Hard Costs or Soft Costs.

          8. The construction performed as of the date hereof is of first quality and in accordance with the Plans. [For Amendments Prior To Operating:] The Company reasonably believes that the date on which the Riviera Black Hawk will become Operating will occur on or prior to the Operating Deadline.

          9. Immediately prior to and upon giving effect to the Construction Disbursement Budget Amendment, there is and will be no Default or Event of Default.

         The undersigned certifies that the Construction Disbursement Budget Amendment contemplated hereby is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent and the Independent Construction Consultant are entitled to rely on the foregoing.

         Attached to this Construction Disbursement Budget Amendment Certificate is a certificate from the Independent Construction Consultant.


RIVIERA BLACK HAWK, INC.,
  a Colorado corporation



By:--------------------------
Name:------------------------
Title:-----------------------

Received and Reviewed:

RIVIERA HOLDINGS CORP.



By:--------------------------
Name:------------------------
Title:-----------------------


CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                             SCHEDULE 1 TO EXHIBIT F

               Proposed Construction Disbursement Budget Amendment




Amendment No. __ to Construction Disbursement Budget.


I.  Increases To Line Items:

The Following Line Item Is Increased:            _______________________________

Old Amount of Line Item:                         _______________________________

Amount of Increase:                              _______________________________

New Total For Line Item:                         _______________________________

Source of Funds For Increase:

         Source                                       Amount

         Realized Savings                        _______________1

         Additional Revenue                      _______________

         Allocation of Funds from
            Completion Reserve Account           _______________

                  Total                          _______________


--------------------
1 Source and documentation (e.g., receipts for purchased goods or invoices for services) for Realized Savings are attached.

II.      Decreases To Line Items:

The Following Line Item Is
Decreased:                                       _______________________________

Old Amount of Line Item:                         _______________________________

Amount of Decrease:                              _______________________________

New Amount of Line Item:                         _______________________________

Reason For Decrease of Line Item:

         Source                                       Amount

         Realized Savings                        _______________1


III.   New Construction Disbursement Budget Totals

         a.       The total Construction Disbursement Budget
                  for the Riviera Black Hawk is now:             $_____________

         b.       The amount disbursed to date for the
                  Riviera Black Hawk is:                         $_____________

         c.       Remaining amounts to be spent:                 $_____________

         d.       Available Funds for the Riviera Black Hawk:    $_____________2


--------------------
1 Source and documentation (e.g., receipts for purchased goods or invoices for services) for Realized Savings are attached.

2    Item III.d should be greater than or equal to item III.c.

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                             SCHEDULE 2 TO EXHIBIT F

                   Existing Construction Disbursement Budget1





                         [To be attached by the Company]



--------------------
1    (or portion thereof being amended)

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                             SCHEDULE 3 TO EXHIBIT F

                Proposed Revised Construction Disbursement Budget





                         [To be attached by the Company]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                             EXHIBIT 1 TO EXHIBIT F

           Form of Certificate of Independent Construction Consultant

                   Construction Disbursement Budget Amendment

                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

         Re: Amendment No. _________ to Construction Disbursement Budget for the Riviera Black Hawk

Ladies and Gentlemen:

         The undersigned (the "Independent Construction Consultant"), hereby certifies as follows:

         1. The Independent Construction Consultant has reviewed the above-referenced Construction Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement") to which Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), is a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Riviera Black Hawk within the previous four weeks of the date of this certificate.

         3. The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications contained in the above-referenced Construction Disbursement Budget Amendment Certificate; provided that the Independent Construction Consultant makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.


CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT G-1

                     Form of Contract Amendment Certificate

                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway,, Suite 3200
Denver, Colorado  80202

     Re:  Amendment No. ___ to Contract dated ________,  ____ (the  "Contract"),
          between  Riviera  Black  Hawk,  Inc.,  a  Colorado   corporation  (the
          "Company"), and ("Contractor")

Ladies and Gentlemen:

         The Company requests that the above-referenced Contract be amended as set forth on Schedule 1 to this certificate. This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement. In connection with the requested Contract amendment, the Company hereby represents, warrants and certifies as follows:

          1. The proposed Contract amendment is attached as Schedule 1 hereto. The amendment is reasonably necessary in order to complete the development, construction, equipping and operation of the Riviera Black Hawk so that it is Operating prior to the Operating Deadline.

          2. The following circumstances resulted in the necessity of the proposed amendment:

            -------------------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------

          3. After giving effect to such amendment (and any related amendment to the Construction Disbursement Budget for the Riviera Black Hawk):

                  (a) The Construction Disbursement Budget will continue to call for construction of improvements constituting the Riviera Black Hawk;

                  (b) The amendment will not materially affect the scope, quality or value of the Riviera Black Hawk for the following reasons:

            -------------------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------

                  (c) If the amendment will effect a reduction in the scope of the work to be performed by Contractor, then the work eliminated from the scope of work either (i) is not necessary to complete the Riviera Black Hawk as a first quality improvement in accordance with the Plans and all applicable building laws, ordinances and regulations, or (ii) to the extent necessary for the completion of the Riviera Black Hawk as a first quality improvement in accordance with the Plans and all applicable building laws, ordinances and regulations, will be completed by the contractors set forth below under the new or amended contracts described below. Each such contractor is competent to perform the work called for by the new or amended contract in exchange for the payments contemplated thereby, and each such contract or amendment thereto complies with all applicable provisions of Article 8 of the Disbursement Agreement.

           Work                    Contractor                 Contract

     -----------------         -----------------          -----------------
     -----------------         -----------------          -----------------

                  (d) The Company will continue to be able to complete the work within the line items pertaining to the Contract: (i) in a timely manner so as to permit the date on which the Riviera Black Hawk becomes Operating to occur on or prior to the Operating Deadline; and (ii) within the aggregate amounts specified for the line items on the Construction Disbursement Budget.

      4.  After  giving  effect  to the  proposed  amendment  (and  any  related amendment to the Construction Disbursement Budget), the Construction Disbursement Budget accurately sets forth the anticipated Construction Expenses through completion of the construction of the Riviera Black Hawk and the various components of the Riviera Black Hawk, all within the line item allocations established for those components set forth in the Construction Disbursement Budget.

         5. Prior to and after giving effect to the amendment, there is and will be no Default or Event of Default.

         The undersigned certifies that this Contract Amendment Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

         The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing.

         Attached to this Contract Amendment Certificate is a certificate from the Independent Construction Consultant [for Contracts relating to Hard Costs only:] and a certificate from the General Contractor.


RIVIERA BLACK HAWK, INC.,
a Colorado corporation



By:
Name:
Title:


Received and Reviewed:

RIVIERA HOLDINGS CORP.



By:--------------------------
Name:------------------------
Title:-----------------------


CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 1 TO EXHIBIT G-1


                       Copy of Executed Contract Amendment





                         [To be attached by the Company]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 TO EXHIBIT G-1

           Form of Certificate of Independent Construction Consultant

                               Contract Amendment



                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

         Re: Amendment No. ___ to Contract dated __________ (the "Contract") between Riviera Black Hawk, Inc., a Colorado corporation and _____________________ ("Contractor")

Ladies and Gentlemen:

         The undersigned (the "Independent Construction Consultant") hereby certifies as follows:

         1. The Independent Construction Consultant has reviewed the above-referenced Contract, as well as the above-referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which the Company is a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate; provided that the Independent Construction Consultant makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.

CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant


By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 TO EXHIBIT G-1

                    Form of Certificate of General Contractor

                               Contract Amendment



                                     [Date]

IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

         Re: Amendment No. ___ to Contract dated __________ (the "Contract") between Riviera Black Hawk, Inc., a Colorado corporation, and _____________________ ("Contractor")

Ladies and Gentlemen:

         The undersigned (the "General Contractor") hereby certifies as follows:

         1. The General Contractor has reviewed the above-referenced Contract, as well as the above-referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement
Agreement"), to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

         2. The General Contractor hereby certifies and confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate, as such certifications relate to Hard Costs; provided that the General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Date.

         The foregoing representations, warranties and certifications are true, complete and correct and each of the Independent Construction Consultant and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.

THE WEITZ COMPANY, INC.,
  as General Contractor



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT G-2

                     Form of Additional Contract Certificate

                                     [Date]

IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

     Re: Riviera Black Hawk, Inc., [name of contract] dated ________ (the "Contract"), between Riviera Black Hawk, Inc., a Colorado corporation (the "Company"), and __________________("Contractor")

Ladies and Gentlemen:

         The Company requests that the above-referenced Contract, a copy of which is attached hereto as Schedule 1 (together with a Consent to Collateral Assignment of Contract in the form of Exhibit H to the Disbursement Agreement duly executed by Contractor, a copy of which is attached hereto as Schedule 2), be approved and made effective. This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         In connection with entering into the Contract, the Company hereby represents, warrants and certifies as follows:

         1. The work to be performed under the Contract relates to the following line item under the Construction Disbursement Budget presently in effect and consists of the following:

            -------------------------------------------------------
            -------------------------------------------------------
            -------------------------------------------------------

         Such work conforms to the Plans.

         2. The Contract will permit the Company to complete the work within the line items of the Construction Disbursement Budget presently in effect pertaining to the Contract: (i) in a timely manner so as to permit the date on which the Riviera Black Hawk (and its various components) becomes Operating to occur on or prior to the Operating Deadline; and (ii) within the aggregate amounts specified for the line item in the Construction Disbursement Budget presently in effect. The Contractor is competent to perform the work called for by the Contract.

         3. Prior to and after giving effect to the Contract, there is and will be no Default or Event of Default.

         4. The entering into the Contract and the performance of the work thereunder [will/will not] require an amendment to the Construction Disbursement Budget. [if it will, add: Attached hereto is a duly completed and executed Construction Disbursement Budget Amendment Certificate accurately describing such amendment].

         5. After giving effect to the Contract (and any related amendment to the Construction Disbursement Budget) and the performance of the work under the Contract the funds in the Construction Disbursement Account (together with any actual or anticipated FF&E Financing to the extent permitted under the Indenture) will be sufficient to cause the Riviera Black Hawk to become Operating on or prior to the Operating Deadline.

         6. The Company's entering into the proposed Contract is permitted under
Section 8.3 of the Disbursement Agreement and all conditions precedent thereto have been met.

         The undersigned certifies that this Additional Contract Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

         The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing.

         Attached to this Contract Amendment Certificate is a certificate from the Independent Construction Consultant [for Contracts relating to Hard Costs only:] and a certificate from the General Contractor.


RIVIERA BLACK HAWK, INC.,
a Colorado corporation



By:--------------------------
Name:------------------------
Title:-----------------------


Received and Reviewed:

RIVIERA HOLDINGS CORP.



By:--------------------------
Name:------------------------
Title:-----------------------


CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 1 TO EXHIBIT G-2

                            Copy of Executed Contract




                         [To be attached by the Company]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 2 TO EXHIBIT G-2

          Copy of Executed Consent to Collateral Assignment of Contract




                         [To be attached by the Company]

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                             EXHIBIT 1 TO EXHIBIT G

           Form of Certificate of Independent Construction Consultant

                         Additional Contract Certificate


                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

     Re: Additional Contract Certificate dated ________, ____, relating to [name of contract] dated __________, _____ (the "Contract") between Riviera Black Hawk, Inc., a Colorado corporation, and _____________________ ("Contractor")

Ladies and Gentlemen:

         The undersigned (the "Independent Construction Consultant"), hereby certifies as follows:

         1. The Independent Construction Consultant has reviewed the above-referenced Contract, as well as the above-referenced Additional Contract Certificate and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement Agreement"), to which the Company is a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         2. The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications in paragraphs 1 and 2 of the above-referenced Additional Contract Certificate. The Independent Construction Consultant is not aware of any material errors in the information contained in any other paragraph of the Additional Contract Certificate.

         3. The Independent Construction Consultant [concurs/does not concur] with the Company's certification that the entering into the Contract and the performance of work thereunder [will/will not] cause the Available Funds to be less than the amount required to cause the Riviera Black Hawk to become Operating on or before the Operating Deadline; provided that the Independent Construction Consultant makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Deadline.

         The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing relative to authorizing the Company to enter into the Contract.

CRSS CONSTRUCTORS, INC.,
  as Independent Construction Consultant



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 TO EXHIBIT G-2

                    Form of Certificate of General Contractor

                         Additional Contract Certificate


                                     [Date]


IBJ Whitehall Bank & Trust Company,
  as Disbursement Agent
One State Street
New York, New York  10004

CRSS Constructors, Inc.,
  as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, Colorado  80202

         Re: Additional Contract Certificate dated ________, ____, relating to [name of contract] dated __________, _____ (the "Contract") between Riviera Black Hawk, Inc., a Colorado corporation, and _____________________ ("Contractor")

Ladies and Gentlemen:

         The undersigned (the "General Contractor") hereby certifies as follows:

         1. The General Contractor has reviewed the above-referenced Contract, as well as the above-referenced Additional Contract Certificate and the Cash Collateral and Disbursement Agreement dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Disbursement
Agreement"), to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Additional Contract Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

         2. The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 1 and 2 of the above-referenced Additional Contract Certificate, as such certifications relate to the Hard Costs; provided that the General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Riviera Black Hawk will be Operating on or prior to the Operating Date.

         The foregoing representations, warranties and certifications are true, complete and correct and the Independent Construction Consultant and the Disbursement Agent are entitled to rely on the foregoing relative to authorizing the Company to enter into the Contract.

THE WEITZ COMPANY, INC.,
  as General Contractor



By:--------------------------
Name:------------------------
Title:-----------------------

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                    EXHIBIT H

              Form of Consent to Collateral Assignment of Contract



          THIS CONTRACTING PARTY'S CONSENT TO COLLATERAL ASSIGNMENT OF CONTRACT (the "Consent") is made as of ____________, ____, by _________________________, a ________________ [corporation] ("Contracting Party"), whose address is ____________________________, for the benefit of IBJ Whitehall Bank & Trust Company, a New York banking association, having an office at One State Street, New York, New York 10004, as trustee for the benefit of the holders of the Notes (the "Trustee").

                                    RECITALS

          A. Notes. Pursuant to that certain Indenture dated as of June 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), by and between Riviera Black Hawk, Inc., a Colorado corporation, as issuer (the "Company"), and the Trustee, as trustee, the Company has issued $45,000,000 principal amount of its 13% First Mortgage Notes due 2005 With Contingent Interest (the "Original Notes" and, together with any new notes issued in exchange therefor, the "Notes"). All defined terms used and not otherwise defined herein shall have the meanings given in the Indenture. The proceeds of the Notes, minus certain debt financing costs, have been deposited into an escrow account pursuant to a Cash Collateral and Disbursement Agreement (the "Disbursement Agreement") of even date with the Indenture among IBJ Whitehall Bank & Trust Company, as disbursement agent (the "Disbursement Agent"), the Trustee, CRSS Constructors, Inc., as independent construction consultant, and the Company.

          B. Security. The Company must use the proceeds of the Notes disbursed pursuant to the Disbursement Agreement for the construction of the Riviera Black Hawk (as defined in the Disbursement Agreement). Contracting Party and the
Company are parties to that certain [name of contract] dated as of ______________, ____ (the "Contract") relating to the design, construction and/or operation of the Riviera Black Hawk. The Company has executed a Collateral Assignment dated of even date with the Indenture (as amended, supplemented or otherwise modified from time to time, the "Collateral
Assignment"), in favor of the Trustee, collaterally assigning all of the Company's right, title and interest in and to, among other things, the Contract, in order to secure the obligations of the Company under, among other documents, the Notes and the Indenture (the "Obligations").

                                     CONSENT

          NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Contracting Party agrees as follows:

          1. Consent to Assignment. Pursuant to the Contract, Contracting Party has performed or supplied, or agreed to perform or supply, certain services, materials or documents in connection with the Riviera Black Hawk. Contracting Party hereby consents to the assignment thereof by the Company to the Trustee as provided in the Collateral Assignment and this Consent.

          2. The Company's Default under Contract. If the Company defaults under the Contract, before exercising any remedy, Contracting Party shall deliver to the Trustee at its address set forth above with a copy to the Independent Construction Consultant at 1670 Broadway, Suite 3200, Denver, CO 80202,
Attention: Richter J. Schneider (or such other address provided thereby in writing to the Company), by registered or certified mail, postage prepaid, return receipt requested, written notice of such default, specifying the nature of the default and the steps necessary to cure the same, and clearly marked as a notice of default pursuant to this Paragraph 2. If the Company fails to cure the default within the time permitted under the Contract, then the Trustee shall have an additional thirty (30) days after the expiration of the time permitted under the Contract (but in no event less than an additional thirty (30) days after the receipt by the Trustee of said notice from Contracting Party) within which the Trustee shall have the right, but not the obligation, to cure such default; provided, however, that, with respect to payment defaults only, the Trustee shall have thirty (30) days from receipt of notice of such default within which the Trustee shall have the right, but not the obligation, to cure such default. Contracting Party's delivery of such a notice of default to the Trustee and the Trustee's failure to cure the same within the said additional period shall be conditions precedent to the exercise of any right or remedy of Contracting Party arising by reason of such default, except that Contracting Party shall not be required to continue performance under the Contract for the said additional period, unless and until the Trustee agrees to pay Contracting Party for that portion of the work, labor and materials rendered during the said additional period.

          3. Certificate of Default Status. Upon the written request of the Trustee at any time and from time to time, Contracting Party shall furnish to the Trustee, within five (5) days of receipt of such request, a certificate stating whether, as of such request receipt date, the Company is in default on the Contract and, if so, the nature of the default and the steps necessary to cure the same. Such certificate shall not constitute a written notice of default pursuant to Paragraph 2 hereof unless clearly marked as such.

          4. Company's Default under Obligations. If the Trustee gives written notice to Contracting Party that the Company has defaulted under the Obligations and requests that Contracting Party continue its performance under the Contract, Contracting Party shall thereafter perform for the Trustee under the Contract in accordance with its terms, so long as Contracting Party shall be paid pursuant to the Contract for all work, labor and materials rendered or supplied thereunder, including payment of any sums due to Contracting Party for work performed or materials supplied up to and including the date of the Company's default.

          5. Performance for the Trustee. If the Trustee (a) cures any default by the Company pursuant to Paragraph 2 above, (b) gives written notice to Contracting Party that the Company has defaulted under the Collateral Documents pursuant to Paragraph 4 above, (c) becomes the owner of the Riviera Black Hawk,
(d) undertakes to complete the construction of the Riviera Black Hawk pursuant to its rights under the Collateral Documents, or (e) following a Default or an Event of Default under (and as defined in) either the Indenture or the Cash Collateral and Disbursement Agreement, otherwise requires the performance of Contracting Party's obligations under the Contract or the use of any plans and specifications, drawings, surveys or other materials or documents previously prepared or provided by Contracting Party pursuant to the Contract, then in any such event, so long as Contracting Party has received and continues to receive the compensation required under the Contract related thereto, the Trustee shall have the right to obtain performance from Contracting Party of all of its obligations under the Contract, and to use all such plans and specifications, drawings, surveys and other materials and documents, and the ideas, designs and concepts contained therein, in connection with the completion of the Riviera Black Hawk, without the payment of any additional fees or charges to Contracting Party.

          6. Amendments and Change Orders. Contracting Party agrees that it will not modify, amend, supplement or in any way join in the release or discharge of Contracting Party's obligations under the Contract unless (a) such change is commercially reasonable, and (b) the Independent Construction Consultant consents to such change in writing, or such change is otherwise expressly permitted by the Disbursement Agreement, and Contracting Party agrees that it will not perform any work pursuant to any change order or directive unless the same is issued and executed in accordance with the foregoing and the terms and conditions of the Contract.

          7. List of Subcontracting Parties. Upon the written request of the Trustee at any time and from time to time, Contracting Party shall furnish to the Trustee a current list of all Persons with whom Contracting Party has entered into subcontracts or other agreements related to the rendering of work, labor or materials under the Contract, together with a statement as to the status of each such subcontract or agreement, and the respective amounts, if any, owed by Contracting Party related thereto.

          8. Compliance with Laws. Contracting Party shall comply with, and shall report to the Trustee any failure known to the Contracting Party of the Company, the Riviera Black Hawk or any Person or entity furnishing materials or services in connection with the construction of the Riviera Black Hawk to comply, with all applicable laws, ordinances, regulations and governmental requirements relating to the construction of the Riviera Black Hawk.

          9. Contracting Party's Records. At the Trustee's request, Contracting Party shall promptly submit to the Trustee such payroll vouchers, receipts, lien releases and waivers, progress surveys, inspection reports and other documents and papers relating to construction of the Riviera Black Hawk as the Trustee may require to protect the priority of the Deed of Trust in favor of the Trustee on the real property constituting the Riviera Black Hawk or to verify compliance with the provisions of this Consent and the Cash Collateral and Disbursement Agreement.

          10. Trustee Inspections. The Trustee and its agents and representatives shall have the right at any time to enter the site of the Riviera Black Hawk and inspect the work of construction and all materials, plans, specifications and other matters relating to the Riviera Black Hawk or the construction thereof. From time to time, at Contracting Party's place of business during customary business hours and upon reasonable prior notice, the Trustee and its agents and representatives shall also have the right to examine, copy and audit the books, records and accounting data and other documents of Contracting Party relating to the Riviera Black Hawk. Any inspection of the Riviera Black Hawk by the Trustee or any examination, acceptance or approval by the Trustee of documents relating to the Riviera Black Hawk, including, but not limited to, plans, specifications, books, records and vouchers, is for the sole purpose of protecting the Trustee's rights under the Cash Collateral and Disbursement Agreement and the other Collateral Documents and its security for the Obligations. Contracting Party shall not rely on any such inspection, examination, acceptance or approval by the Trustee. In no event shall the Trustee or any of its agents be obligated to disclose to Contracting Party or to the Company the results of any such inspection or examination.

          11. Security of Property and Equipment. Contracting Party agrees to cooperate with the Company and the Trustee in preserving their respective ownership and security interests in all personal property relating to the Riviera Black Hawk, including without limitation building materials, machinery and appliances acquired by Contracting Party with the proceeds of the Notes and held or stockpiled on or off the site of the Riviera Black Hawk for incorporation into or use in connection with the Riviera Black Hawk.

          12. Representations and Warranties. Contracting Party represents and warrants to the Trustee that (a) it is duly licensed to conduct its business in the jurisdiction contemplated by the Contract, and will at all times maintain its license in full force and effect throughout the term thereof, (b) the Contract has not been amended, modified or supplemented except as set forth therein, (c) the Contract constitutes a valid and binding obligation of Contracting Party and is enforceable against Contracting Party in accordance with its terms, (d) there have been no prior assignments of the Contract, and
(e) all covenants, conditions and agreements of the Company and Contracting Party contained in the Contract have been performed as required therein, except for those that are not due to be performed until after the date hereof.

          13. Application of Funds. Nothing herein imposes or shall be construed to impose upon the Trustee any duty to direct the application of any proceeds of the Notes, and Contracting Party acknowledges that the Trustee is not obligated to Contracting Party or any of its subcontracting parties, materialmen, suppliers or laborers.

          14. Acknowledgment of Inducement. Contracting Party is executing this Consent to induce the purchasers of the Notes to purchase the Notes. Contracting Party understands that the purchasers of the Notes would not advance such funds and make such purchases but for Contracting Party's execution and delivery hereof.

          15. Irrevocability. The provisions hereof shall be irrevocable and remain in full force and effect until the Company has fully paid and performed all of the Obligations.

          16. Notices. Except for notices sent pursuant to Paragraph 2 above, any notices to the Trustee hereunder shall be sent to its address set forth above, by U.S. Mail, postage prepaid.

          17. Governing Law. This Consent shall be governed by the laws of the State of New York.

          IN WITNESS WHEREOF, Contracting Party has executed this Consent as of the date first above written.



                                        CONTRACTING PARTY:


                                        -------------------------------


                                        By:----------------------------
                                        Name:--------------------------
                                        Title:-------------------------

                    CASH COLLATERAL AND DISBURSEMENT ACCOUNT

                                    EXHIBIT I

                         Form of Pro Forma Title Policy





                                  See Attached.






                                      I-1